John Hancock Funds

                               High Yield
                                Tax-Free
                                  Fund

                           SEMI-ANNUAL REPORT

                           February 28, 1997

TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement.

Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY FRANK LUCIBELLA, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Tax-Free Fund

Mixed market for bonds;
municipals outperform Treasuries in past six months

The municipal bond market was beset by changes in investor expectations over the past six months. Just two months before the period began, investors were concerned that the U.S. economy was growing at a faster-than-expected pace. Those inflationary worries forced bond yields to a 1996 peak in July. But as summer turned to fall, investors began to accept that steady economic growth and full employment wouldn't necessarily translate into higher inflation and rising interest rates. What's more, investors shook off fears that a flat tax would wipe out the advantage of buying tax-exempt securities. A late fall rally steadily brought bond yields back down and muni prices rose. Although municipals performed well in the fall, especially in October and November, year-end nervousness limited their gains. In the first two months of 1997, muni prices remained in a fairly tight range as investors took a "wait-and-see" attitude. Despite the see-saw environment, municipals outperformed Treasuries during the year.

A 2 1/4" x 3 1/2" photo of Fund management team at bottom right. Caption reads: "Frank Lucibella (seated) and Fund management team members (l-r):
Michael Roye, Tom Goggins, Dianne Sales-Singer, Holly Morris.

"The municipal
bond market
was beset by
changes in
investor
expectations..."

Against this backdrop, high-yield bonds were among the muni market's best performers. The reason? The supply of insured bonds rose while uninsured municipal bond offerings dropped dramatically. And investors searching for high levels of income gravitated to the lower-rated, higher-yielding uninsured bonds, causing demand for them to be quite strong. Lower-rated bonds carry higher yields as compensation for the risk that their issuers may default on their debt. An insurer, on the other hand, guarantees the timely payment of principal and interest regardless of the quality of the underlying bond. Insured bonds, therefore, receive a higher credit rating and their yield is typically lower than that of uninsured bonds. High demand for and the low supply of high-yielding bonds helped them to outperform their higher-quality, lower-yielding counterparts.

Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 10 sections. Going from left to right: Water & Sewer 2%, General Obligation 5%, Industrial Development 11%, Electric 3%, Health 14%, Housing 5%, Other 18%, Cash & Short-Term Investments 2%, Pollution Control 21%, Transportation 19%. A footnote below states "As a percentage of net assets on February 28, 1997."

"...high-yield
bonds were
among the
muni
market's
best
performers."

A look at performance

For the six months ended February 28, 1997, John Hancock High Yield Tax-Free Fund's Class A and Class B shares posted total returns of 4.30% and 3.91%, respectively, at net asset value. Those returns slightly lagged the average high-yield municipal bond fund's return of 4.98% for the same period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. The primary reason for the Fund's lag was the disappointing performance of several paper recycling plants. These projects essentially take office waste paper and recycle it into pulp, which in turn is used to produce paper. But the price of paper fell sharply during the period and the recycling projects suffered as a result.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is New York City followed by an up arrow and the phrase "Rising demand." The second listing is District of Columbia followed by an up arrow and the phrase "Federal bail-out plan." The third listing is Paper Recycling Plants followed by a down arrow and the phrase "Paper prices plummet." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."

As we mentioned earlier, lower-quality, higher-yielding bonds were among the municipal market's best performers. Our standouts in this area included bonds issued by New York City and the District of Columbia. New York City munis were boosted by an improving economy (thanks in part to the strength of Wall Street firms) while those issued by the District of Columbia rallied when President Clinton announced a bailout plan for the region.

Some of our lower-quality, high-yielding holdings had other reasons for doing so well. Two of our utility holdings -- Cleveland Edison and Toledo Edison -- were taken over by Ohio Edison to the benefit of the Fund. Another holding, Cleveland Parking Facilities bonds, were the subject of an advanced refunding. With the advanced refunding, the bonds were then backed by high-quality Treasuries and their prices rose. Our Farmington, New Mexico pollution-control bonds qualified for insurance during the period and, as a result, their prices rallied.

Strategy overview

Over the past six months, our strategy has been three-pronged. First, we continued to search for higher-yielding, lower-quality bonds in order to boost the Fund's yield. Our stake in high-yielding, non-rated bonds continued to make up the majority of the Fund's investments. With the help of our research analysts, we identify lower- and non-rated bonds that we believe have underlying financial strength and whose reward, or income, we believe justifies the added credit risk.

Bar chart with heading "Fund Performance" at top of left hand column. The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 4.30% total return for John Hancock High Yield Tax-Free Income
Fund: Class A. The second represents the 3.91% total return for John Hancock High Yield Tax-Free Income Fund: Class B. The third represents the 4.98% total return for the average high-yield municipal bond fund. The footnote below states: "Total returns for John Hancock High Yield Tax-Free Income Fund are at net asset value with all distributions reinvested. The average high yield municipal bond fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information."

Second, we continued to add bonds with attractive call protection. A call feature is part of an agreement a bond issuer makes with the buyer describing the schedule and price of redemption before maturity. During periods when interest rates are falling, investors generally don't want their bond holdings to be called away, because they will be forced to invest at lower interest rates. Throughout the period, we emphasized non-callable bonds (those that can't be redeemed by their issuer before maturity) and bonds that have relatively long call dates.

Finally, we looked for opportunities to further diversify our holdings across a number of sectors, credit qualities and individual securities. By doing so, we've reduced the Fund's reliance on the performance of any one bond, sector or area of the credit spectrum.

Outlook

In our view, the U.S. economy remains on its moderate growth path without any increase in inflationary pressures, and that provides a favorable climate for interest rates and bond prices. But we could be in for some more volatility as the Federal Reserve Board continues to closely monitor economic data in its drive to ward off inflation. If economic growth continues to accelerate, the Fed is prepared to raise interest rates in the near-term. But we would view any such moves as a positive, because in the long run, such actions should enable the economy to continue its slow, steady growth. Even with a rate hike, municipals can continue to perform well, since the favorable supply and demand fundamentals for tax-exempt securities can help insulate them from much market volatility and allow them to continue to outperform their taxable counterparts.

"...we remain
optimistic
about
municipal
bonds from a
fundamental
standpoint."

This commentary reflects the view of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                          One      Five     MOST RECENT
                                          Year     Years     TEN YEARS
                                        -------   ------     ---------
John Hancock High Yield Tax-Free Fund:
Class A                                 (3.18%)   10.18% (1)    N/A
John Hancock High Yield Tax-Free Fund:
Class B                                 (4.36%)   34.45%     86.88% (2)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                          One      Five     MOST RECENT
                                          Year     Years     TEN YEARS
                                        -------   ------     ---------

John Hancock High Yield Tax-Free Fund:
Class A                                 (3.18%)    3.28% (1)    N/A
John Hancock High Yield Tax-Free Fund:
Class B                                 (4.36%)    6.10%      6.45% (2)


YIELDS
As of February 28, 1997

                                                           SEC 30-DAY
                                                             YIELD
                                                           ---------

John Hancock High Yield Tax-Free Fund:
Class A                                                       5.46%
John Hancock High Yield Tax-Free Fund:
Class B                                                       4.97%

                         Notes to Performance

(1)     Class A shares started on December 31, 1993.

(2)     Class B shares started on August 29, 1986.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock High Yield Tax-Free Fund would be worth on February 28, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

High Yield Tax-Free Fund
Class A shares

Line chart with the heading High Yield Tax-Free Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Municipal Bond Index and is equal to $11,761 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $11,624 as of February 28, 1997. The third line represents the High Yield Tax-Free Fund after sales charge and is equal to $11,105 as of February 28, 1997.

High Yield Tax-Free Fund
Class B shares*

Line chart with the heading High Yield Tax-Free Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Municipal Bond Index and is equal to $20,690 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on August 29, 1986, before contingent deferred sales charge, and is equal to $19,114 as of February 28, 1997.

*No contingent deferred sales charge applicable.


Financial Statements

John Hancock Funds -- High Yield Tax-Free Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.




Statement of Assets and Liabilities
February 28, 1997 (Unaudited)
-------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $161,899,179)                                   $168,926,924
Receivable for shares sold                                         484,234
Receivable for investments sold                                  2,913,063
Interest receivable                                              2,996,674
Other assets                                                        28,159
                                                             -------------
Total Assets                                                   175,349,054
--------------------------------------------------------------------------

Liabilities:
Due to custodian                                                   370,330
Payable for investments purchased                                2,056,894
Payable for shares repurchased                                     225,225
Dividend payable                                                    24,027
Payable to John Hancock Advisers, Inc. and affiliates -
Note B                                                             116,412
Accounts payable and accrued expenses                               46,725
                                                             -------------
Total Liabilities                                                2,839,613
--------------------------------------------------------------------------

Net Assets:
Capital paid-in                                                174,823,218
Accumulated net realized loss on investments and
financial futures contracts                                     (9,355,922)
Net unrealized appreciation of investments                       7,028,533
Undistributed net investment income                                 13,612
                                                             -------------
Net Assets                                                    $172,509,441
==========================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - 125,000,000
shares authorized with $0.01 per share par value,
respectively)
Class A - $28,483,011/3,076,687                               $       9.26
==========================================================================
Class B - $144,026,430/15,557,202                             $       9.26
==========================================================================

Maximum Offering Price Per Share*
Class A - ($9.26 x 104.71%)                                   $       9.70
==========================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Six months ended February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Interest                                                              $6,322,339
                                                                     -----------

Expenses:
Investment management fee - Note B                                       502,001
Distribution and service fee - Note B
Class A                                                                   32,531
Class B                                                                  733,639
Transfer agent fee - Note B                                               81,603
Registration and filing fees                                              32,581
Custodian fee                                                             31,644
Auditing fee                                                              21,824
Financial services fee - Note B                                           16,195
Printing                                                                  10,207
Trustees' fees                                                             8,983
Legal fees                                                                 4,352
Miscellaneous                                                              2,956
                                                                     -----------
Total Expenses                                                         1,478,516
--------------------------------------------------------------------------------
Net Investment Income                                                  4,843,823
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts:
Net realized loss on investments sold                                 (2,176,430)
Net realized loss on financial futures contracts                        (176,996)
Change in net unrealized appreciation/depreciation
of investments                                                         4,326,000
Change in net unrealized appreciation/depreciation
of financial futures contracts                                           (80,844)
                                                                     -----------
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                            1,891,730
-------------------------------------------------------------------------------

Net Increase in Net Assets
Resulting from Operations                                             $6,735,553
================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------
                                                                                  PERIOD FROM          SIX MONTHS ENDED
                                                        YEAR ENDED            NOVEMBER 1, 1995 TO    FEBRUARY 28, 1997
                                                     OCTOBER 31, 1995         AUGUST 31, 1996 (1)       (UNAUDITED)
                                                  ---------------------     ----------------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                 $9,667,347                $8,208,767               $ 4,843,823
Net realized loss on investments
sold and financial futures contracts                  (2,063,553)               (2,976,596)               (2,353,426)
Change in net unrealized appreciation
/depreciation of investments
and financial futures contracts                       15,034,119                (2,920,056)                4,245,156
                                                     -----------               -----------               -----------
Net Increase in Net Assets Resulting
from Operations                                       22,637,913                 2,312,115                 6,735,553
                                                     -----------               -----------               -----------

Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.5780, $0.4958 and
$0.2900 per share, respectively)                        (952,176)                 (965,509)                 (815,362)
Class B -- ($0.5130, $0.4401 and
$0.2554 per share, respectively)                      (8,715,173)               (7,210,525)               (4,061,171)
Distributions in excess of net
investment income
Class A -- ($0.0384, none and none
per share, respectively)                                 (63,196)                       --                        --
Class B -- ($0.0340, none and none
per share, respectively)                                (578,424)                       --                        --
                                                     -----------               -----------               -----------
Total Distributions to Shareholders                  (10,308,969)               (8,176,034)               (4,876,533)
                                                     -----------               -----------               -----------
From Fund Share Transactions -- Net*                  (9,338,914)                7,736,188                  (681,580)
                                                     -----------               -----------               -----------

Net Assets:
Beginning of period                                  166,469,702               169,459,732               171,332,001
                                                     -----------               -----------               -----------

End of period (including undistributed
net investment income of none,
$46,322 and $13,612, respectively)                  $169,459,732              $171,332,001              $172,509,441
                                                    ============              ============              ============


* Analysis of Fund Share Transactions:

                                                                       PERIOD FROM             SIX MONTHS ENDED
                                                 YEAR ENDED         NOVEMBER 1, 1995 TO        FEBRUARY 28, 1997
                                               OCTOBER 31, 1995      AUGUST 31, 1996 (1)           (UNAUDITED)
                                            ---------------------  -----------------------     ---------------------
                                             SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                                            --------     --------   --------      --------     --------     --------
CLASS A
Shares sold                                  471,510   $4,304,187   1,391,142  $12,993,351      787,351   $7,291,122
Shares issued to shareholders in
reinvestment of distributions                 40,880      373,017      43,404      405,043       40,596      375,796
                                          ----------   ----------  ----------   ----------  ----------   ----------
                                             512,390    4,677,204   1,434,546   13,398,394      827,947    7,666,918
Less shares repurchased                     (755,291)  (6,954,380)   (352,595)  (3,288,775)    (335,758)  (3,101,592)
                                          ----------   ----------  ----------   ----------   ----------   ----------
Net increase (decrease)                     (242,901) ($2,277,176)  1,081,951  $10,109,619      492,189   $4,565,326
                                          ==========   ==========  ==========   ==========   ==========   ==========

CLASS B
Shares sold                                2,984,185  $26,948,744   2,138,726  $20,159,232    1,376,039  $12,725,394
Shares issued to shareholders
in reinvestment of distributions             341,251    3,125,237     266,206    2,501,301      147,767    1,368,039
                                          ----------   ----------  ----------   ----------   ----------   ----------
                                           3,325,436   30,073,981   2,404,932   22,660,533    1,523,806   14,093,433
Less shares repurchased                   (4,059,955) (37,135,719) (2,673,804) (25,033,964)  (2,090,356) (19,340,339)
                                          ----------   ----------  ----------   ----------   ----------   ----------
Net decrease                                (734,519) ($7,061,738)   (268,872) ($2,373,431)    (566,550) ($5,246,906)
                                          ==========   ==========  ==========   ==========   ==========   ==========

(1) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------
                                                  PERIOD FROM
                                               DECEMBER 31, 1993
                                               (COMMENCEMENT OF      PERIOD FROM
                                                OPERATIONS) TO        YEAR ENDED    NOVEMBER 1, 1995   SIX MONTHS ENDED
                                                  OCTOBER 31,         OCTOBER 31,     TO AUGUST 31,   FEBRUARY 28, 1997
                                                     1994              1995(2)           1996(6)           (UNAUDITED)
                                                ------------        ------------    --------------       -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $  9.85             $  8.82           $  9.47            $ 9.16
                                                ------------        ------------    --------------       -----------
Net Investment Income                                   0.48(1)             0.57              0.49(1)           0.28(1)
Net Realized and Unrealized Gain
(Loss) on Investments Sold
and Financial Futures Contracts                        (0.94)               0.70             (0.30)               0.11
                                                ------------        ------------    --------------         -----------
Total from Investment Operations                       (0.46)               1.27              0.19                0.39
                                                ------------        ------------    --------------         -----------
Less Distributions:
Dividends from Net Investment Income                   (0.48)              (0.58)            (0.50)              (0.29)
Distributions in Excess of Net Investment Income       (0.09)              (0.04)               --                  --
                                                ------------        ------------    --------------         -----------
Total Distributions                                    (0.57)               0.62             (0.50)              (0.29)
                                                ------------        ------------    --------------         -----------
Net Asset Value, End of Period                       $  8.82              $ 9.47           $  9.16              $ 9.26
                                                ============        ============      ============        ============

Total Investment Return at Net Asset Value(3)           4.96%(4)           14.85%             1.96%(4)            4.30%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)            $15,401             $14,225           $23,663             $28,483
Ratio of Expenses to Average Net Assets                 1.15%(5)            1.06%             1.10%(5)            1.07%(5)
Ratio of Net Investment Income to Average
Net Assets                                              6.08%(5)            6.36%             6.39%(5)            6.23%(5)
Portfolio Turnover Rate                                   62%                 64%               38%                 27%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------

                                                                                      PERIOD FROM
                                                                                       NOVEMBER 1,
                                                     YEAR ENDED OCTOBER 31,               1995    SIX MONTHS ENDED
                                          -----------------------------------------    TO AUGUST  FEBRUARY 28, 1997
                                           1991    1992     1993    1994      1995(2)  31, 1996(6)  (UNAUDITED)
                                          ------  ------   ------  ------    ------      ------       ------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $ 9.07   $ 9.31   $ 9.39   $ 9.98   $ 8.82     $ 9.47        $ 9.16
                                          ------   ------   ------   ------   ------     ------        ------
Net Investment Income                       0.54     0.55     0.53     0.48     0.51       0.44(1)       0.25(1)
Net Realized and Unrealized
Gain (Loss) on Investments
Sold and Financial Futures
Contracts                                   0.34     0.17     0.72    (0.90)    0.69      (0.31)         0.11
                                          ------   ------   ------   ------   ------     ------        ------
Total from Investment Operations            0.88     0.72     1.25    0.42)     1.20       0.13          0.36
                                          ------   ------   ------   ------   ------     ------        ------
Less Distributions:
Dividends from Net Investment
Income                                     (0.54)   (0.55)   (0.56)   (0.48)   (0.51)     (0.44)        (0.26)
Distributions in Excess of Net
Investment Income                             --       --       --    (0.07)   (0.04)        --            --
Distributions from Net Realized
Gain on Investments Sold                      --    (0.09)   (0.10)   (0.19)      --         --            --
Distributions from Capital Paid-in         (0.10)      --       --       --       --         --            --
                                          ------   ------   ------   ------   ------     ------        ------
Total Distributions                        (0.64)   (0.64)   (0.66)   (0.74)   (0.55)     (0.44)        (0.26)
                                          ------   ------   ------   ------   ------     ------        ------
Net Asset Value, End of Period            $ 9.31   $ 9.39   $ 9.98   $ 8.82   $ 9.47     $ 9.16        $ 9.26
                                          ======   ======   ======   ======   ======     ======        ======
Total Investment Return at Net
Asset Value (3)                            10.07%    7.89%   13.69%   (4.44%)  13.99%      1.36%(4)      3.91%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                          $51,467  $65,933 $113,442 $151,069 $155,234   $147,669      $144,026
Ratio of Expenses to Average
Net Assets                                  2.36%    2.17%    2.06%    1.85%    1.79%      1.81%(5)      1.83%(5)
Ratio of Net Investment
Income to Average Net Assets                5.61%    5.78%    5.23%    5.36%    5.61%      5.65%(5)      5.50%(5)
Portfolio Turnover Rate                       83%      40%     100%      62%      64%        38%           27%

(1)   On average month end shares outstanding.

(2)   On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(3)   Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)   Not annualized.

(5)   Annualized.

(6)   Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

See notes to financial statements.





Schedule of Investments
February 28, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by High Yield Tax-Free Fund on February 28, 1997.
It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are further broken down by state. Under each state is a list of the securities owned by the Fund.


                                                  INTEREST    MATURITY      S&P        PAR VALUE                   YIELD AT
STATE, ISSUER, DESCRIPTION                          RATE        DATE      RATING   (000'S OMITTED)   MARKET VALUE    MARKET +
--------------------------                        --------    --------   --------  ---------------   ------------  --------
TAX-EXEMPT LONG-TERM BONDS
California (12.57%)
ABAG Finance Auth for Nonprofit
Corps, Cert of Part Nat'l Ctr for
Int'l Schools Proj                                7.375%        05-01-18    BB+*     $ 1,000        $  968,990       7.61%
Fontana, County of, Special Tax
Rev Community Facil Dist 90-3
Empire Center                                     8.500         04-01-21    B*         2,465         1,947,350      10.76
Foothill/Eastern Transportation
Corridor Agency, Toll Rd Rev Sr
Lien Cap Apprec Ser A                              Zero         01-01-18    Baa*       7,950         2,151,668       7.00
San Bernardino, County of,
Cert of Part Ser 1994 Medical
Center Fin Proj                                   5.500         08-01-17    A-         4,500         4,355,100       5.68
San Francisco, City of,
Resid Facil Ser A Coventry
Park Proj                                         8.500         12-01-26    BB*        2,000         2,007,280       8.47
San Joaquin Hills Transportation
Corridor Agency, Toll Rd Rev Sr
Lien Cap Apprec                                    Zero         01-01-22    BBB*      11,500         2,457,320       6.65
South Orange County Public
Financing Auth, Spec Tax Rev Levrrs
Inflows                                           8.320#        08-15-17    AAA        7,500         7,790,625       7.83
                                                                                                   -----------
                                                                                                    21,678,333
                                                                                                   -----------

Colorado (6.53%)
Arapahoe County Capital Improvement
Trust Fund,Highway Rev Current Ser
E-470                                             6.950         08-31-20    Baa*       5,000         5,495,400       6.32
Denver, City and County of,
Airport Sys Rev Ser 1992A Preref                  7.250         11-15-25    AAA        1,410         1,625,970       6.29
Airport Sys Rev Ser 1992A Unref Bal               7.250         11-15-25    AAA        3,590         4,139,880       6.29
                                                                                                   -----------
                                                                                                    11,261,250
                                                                                                   -----------

District Of Columbia (2.69%)
District of Columbia,
Cert of Part Ser 1993                             7.300         01-01-13    BB*         1,000         1,055,320      6.92
GO 1996 Ser A                                     6.375         06-01-16    Ba*         1,780         1,811,987      6.26
GO 1996 Ser A                                     6.375         06-01-26    Ba*         1,750         1,778,595      6.27
                                                                                                   ------------
                                                                                                      4,645,902
                                                                                                   ------------

Florida (7.90%)
Florida Housing Finance Agency,
Southlake Apartments Proj Ser D                   8.400%        10-01-12    B*        $ 3,300      $ 3,312,375       8.37%
Hillsborough County Aviation Auth,
Rev Special Purpose Facility Imp US
Air Proj                                          8.600         01-15-22    B-          3,900        4,209,309       7.97
Homestead, City of,
Ind'l Development Rev Ser A
Community Rehab Proj                              7.950         11-01-18    BB*         3,980        4,043,441       7.83
South Indian River Water Control
District,Rev Egret Landing Proj
Section 15 Phase 1                                7.500         11-01-18    BB+*        2,000        2,070,480       7.24
                                                                                                  ------------
                                                                                                    13,635,605
                                                                                                  ------------

Illinois (6.37%)
Bedford Park, City of,
Tax Increment Rev Sr Lien Mark IV
Proj                                              9.750         03-01-12    BBB-*       1,000        1,151,260       8.47
Chicago, City of,
Chicago-O'Hare Int'l Airport
Spec Facil Rev Ref
American Airlines Inc                             8.200         12-01-24    Baa2*       1,500        1,770,390       6.95
Illinois Health Facilities Auth,
Rev Ser A Fairview Obligated Group Proj           9.500         10-01-22    AA          2,500        3,121,750       7.61
Rev Ser B Fairview Obligated Group Proj           9.000         10-01-22    AA          1,500        1,824,525       7.40
Robbins, County of, Res Recovery Rev Ser
1994 A Robbins Res Recovery Partners              8.375         10-15-16    BB*         1,000        1,044,760       8.02
Round Lake Beach, City of,
Tax Increment Rev Ref                             7.500         12-01-13    BBB-*       2,000        2,084,700       7.20
                                                                                                  ------------
                                                                                                    10,997,385
                                                                                                  ------------

Indiana (1.22%)
Wabash, County of,
Solid Waste Disp Rev Jefferson
Smurfit Corp Proj                                 7.500         06-01-26    BB          2,000        2,100,880        7.14
                                                                                                  ------------

Iowa (0.14%)
Iowa Finance Auth, Hlth Care Facil Rev
Ref Care Initiatives Proj                         9.250         07-01-25    BB*           200          234,504        7.89
                                                                                                  ------------

Kansas (1.24%)
Prairie Village, City of,
Rev Ser A Claridge Court Proj                     8.750         08-15-23    BBB-*       2,000        2,140,680        8.17
                                                                                                  ------------

Kentucky (3.11%)
Kenton County Airport Board,
Rev Spec Facil Delta Airlines Inc Ser 1985        7.800         12-01-15    BB+         2,500        2,674,550        7.29
Rev Spec Facil Delta Airlines Proj Ser B          7.250         02-01-22    Baa3*       2,500        2,690,625        6.74
                                                                                                  ------------
                                                                                                     5,365,175
                                                                                                  ------------

Maine (1.16%)
Skowhegan, Town of,
Solid Waste Disp Rev Ser A SD Warren Co           6.650         10-01-15    B+          2,000        1,994,980        6.67
                                                                                                  ------------

Maryland (1.23%)
Baltimore, County of, Poll Control Rev
Ref Bethlehem Steel Corp Proj                     7.500         06-01-15    B+          2,000        2,116,120        7.09
                                                                                                  ------------

Massachusetts (3.25%)
Massachusetts Industrial Finance Agency,
Rev Ser A Southeastern Mass Proj                  9.000%        07-01-15    BB*       $ 2,800      $ 3,150,028        8.00%
Massachusetts Port Auth,
Spec Proj Rev Harborside Hyatt Hotel             10.000         03-01-26    BBB-*       2,200        2,458,500        8.95
                                                                                                  ------------
                                                                                                     5,608,528
                                                                                                  ------------

Michigan (4.57%)
Waterford Township Economic Development
Corp, Rev Ltd Oblig Canterbury Hlth Care          8.375         07-01-23    BB+*        3,500        3,652,250        8.03
Wayne Charter, County of,
Spec Airport Facil Rev Ref Ser 1995
Northwest Airlines Inc.                           6.750         12-01-15    BB+*        4,120        4,223,618        6.58
                                                                                                  ------------
                                                                                                     7,875,868
                                                                                                  ------------

Missouri (0.61%)
Lees Summit Industrial Development Auth,
Hlth Facil Rev Ref & Imp John Knox Vlg Proj       7.125         08-15-12    A-*         1,000        1,059,740        6.72
                                                                                                  ------------

Nevada (1.20%)
Las Vegas, City of,
Local Impr Ser 7-1-96 Spec Imp Dist 707
(Summerlin Area)                                  7.100         06-01-16    BB+*        2,000        2,060,440        6.89
                                                                                                  ------------

New Hampshire (0.92%)
New Hampshire Business Finance Auth,
Poll Control & Solid Waste Ref Crown
Paper Co Proj                                     7.750         01-01-22    BB-         1,500        1,579,170        7.36
                                                                                                  ------------

New Jersey (4.53%)
Camden County Improvement Auth,
Lease Rev Ser A Holt Hauling &
Warehousing Proj                                  9.875         01-01-21    BB+*        1,500        1,641,630        9.02
New Jersey Economic Development Auth,
1st Mtg Rev Ser A Winchester Gardens              8.500         11-01-16    BB+*        1,000        1,035,760        8.21
Rev Ref Ind'l Development Newark
Airport Marriott Hotel Proj                       7.000         10-01-14    BBB-*       2,500        2,587,900        6.76
Rev Ref Ser J Holt Hauling Proj                   8.500         11-01-23    BBB-*       2,500        2,547,575        8.34
                                                                                                  ------------
                                                                                                     7,812,865
                                                                                                  ------------

New Mexico (4.11%)
Farmington, County of,
Poll Control Rev Ref Ser A Pub
Serv Co of New Mexico
San Juan Proj                                     6.400         08-15-23    BB+         5,000        5,058,350        6.33
Poll Control Rev Ref Ser D Pub
Serv Co of New Mexico
San Juan Proj                                     6.375         04-01-22    BB+         2,000        2,029,320        6.28
                                                                                                  ------------
                                                                                                     7,087,670
                                                                                                  ------------

New York (4.61%)
Glen Cove Housing Auth,
Rev Sr Living Facil The Mayfair Proj              8.250         10-01-26    BB+*        1,425        1,438,153        8.17
Islip Community Development Agency,
Community Dev Rev Ref NY Institute
of Technology Proj                                7.500         03-01-26    BB-*        2,000        2,083,640        7.20
New York, City of,
GO Fiscal 1996 Ser B                              7.300         08-15-11    A-*           950        1,046,966        6.62
GO Fiscal 1997 Ser G                              5.875         10-15-14    A-*         1,950        1,917,298        5.98
GO Fiscal 1997 Ser H                              6.000         08-01-17    A-*         1,500        1,472,235        6.11
                                                                                                  ------------
                                                                                                     7,958,292
                                                                                                  ------------

Ohio (5.07%)
Bedford, County of,
Rev Ref Community Hosp Bedford Inc.               8.500%        05-15-09    AA*       $ 1,410      $ 1,599,941        7.49%
Cleveland, City of,
Parking Facil Imp Rev                             8.000         09-15-12    BBB*        1,000        1,181,390        6.77
Parking Facil Imp Rev                             8.100         09-15-22    BBB*        2,000        2,372,260        6.83
Lorain, County of,
Rev 1st Mtg Ser A Kendal At Oberlin Proj          8.625         02-01-22    BBB-*       3,300        3,591,786        7.92
                                                                                                  ------------
                                                                                                     8,745,377
                                                                                                  ------------

Oklahoma (1.27%)
Tulsa Municipal Airport Trust, Trustees of,
Rev American Airlines Inc                         7.350         12-01-11    Baa2*       2,000        2,190,520        6.71
                                                                                                  ------------

Oregon (2.59%)
Western Generation Agency,
Rev 1994 Ser A Wauna Cogeneration Proj            7.125         01-01-21    BBB-*       4,300        4,474,494        6.85
                                                                                                  ------------

Pennsylvania (11.19%)
Beaver County Industrial Development Auth,
Coll Poll Control Rev Ref Ser 1995A Toledo
Edison Co Beaver Valley Proj                      7.750         05-01-20    BB          2,500        2,735,200        7.08
Poll Control Rev Ref Cleveland Elec Proj          7.625         05-01-25    BB          1,600        1,732,784        7.04
Chester County Industrial Development Auth,
Rev 1st Mtg Rha/Pa Nursing Home                  10.125         05-01-19    BB*           198          212,796        9.42
Montgomery County Higher Education and
Health Auth, Hosp Rev Ser A Utd Hosp
Original Iss                                      7.500         11-01-14    AA*         1,055        1,144,169        6.92
Hosp Rev Ser B Utd Hosp Original Iss              7.500         11-01-13    AA*         3,030        3,286,096        6.92
Montgomery County Redevelopment Auth,
Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj     6.500         07-01-25    BBB+*       3,500        3,428,635        6.64
Northampton County Industrial Development Auth,
Poll Control Rev Ref Bethlehem Steel Proj         7.550         06-01-17    B+          2,000        2,122,940        7.11
Philadelphia Auth For Industrial Development,
Rev 1st Mtg Rha Care Pavilion Proj               10.250         02-01-18    BB*           280          286,499       10.02
Philadelphia Hospitals and Higher Education
Facilities Auth,Hosp Rev 1991 Ser A
Philadelphia Protestant Home Proj                 8.625         07-01-21    BB*         2,300        2,400,464        8.26
Philadelphia Industrial Development Auth,
Commercial Devel Rev Ref Ser A Doubletree Proj    6.500         10-01-27    BB+*        2,000        1,961,520        6.63
                                                                                                  ------------
                                                                                                    19,311,103
                                                                                                  ------------

Rhode Island (1.32%)
Providence Redevelopment Agency,
Cert of Part Ser A                                8.000         09-01-24    BB+*        2,160        2,277,482        7.59
                                                                                                  ------------

South Carolina (0.06%)
McCormick, County of,
Hosp Facil Rev McCormick County Nursing
Center Proj                                      10.500         03-01-18    BB*           100          102,182       10.28
                                                                                                  ------------

Utah (1.99%)
Carbon, County of,
Solid Waste Disp Rev Ref Ser A East Carbon
Development Corp                                  9.000         07-01-12    BBB-*       2,000        2,104,900        8.55
Solid Waste Disp Rev Ref Sunnyside
Cogeneration Proj                                 9.250         07-01-18    BB-*        1,900        1,332,584       13.19
                                                                                                  ------------
                                                                                                     3,437,484
                                                                                                  ------------

Virginia (2.85%)
Hopewell Industrial Development Auth,
Resource Recovery Rev Ref Stone Container
Corp Proj                                         8.250%        06-01-16    BB*       $ 4,500      $ 4,918,275        7.55%
                                                                                                  ------------

Washington (2.55%)
Port of Walla Walla Public Corp,
Solid Waste Recycling Rev Ser 1995
Ponderosa Fibres Proj                             9.125         01-01-26    BB-*        5,000        4,406,500       10.35
                                                                                                  ------------

West Virginia (1.07%)
Marion, County of,
Community Solid Waste Disp Rev American Pwr
Paper Recycling Proj                              7.750         12-01-11    B           4,000        1,850,120       16.76
                                                                                                  ------------

                                                  TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                               (Cost $161,899,179)     (97.92%)   $168,926,924
                                                                                     ========     ============

*  Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard
   & Poor's ratings are not available.

+  The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission. Zero coupon yields are at yield to maturity.

#  Represents the rate in effect on February 28, 1997.

   The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





Portfolio Concentration (Unaudited)
------------------------------------------------------------------------------------------------------------------
The High Yield Tax-Free Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the state and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the Schedule of Investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at February 28, 1997, assigned to the various sector categories.

                                                          MARKET VALUE
                                                        AS A PERCENTAGE
                                                           OF FUND'S
SECTOR DISTRIBUTION                                       NET ASSETS
-------------------                                     ---------------
General Obligation                                           5.27%
Revenue Bonds - Certificate of Participation                 1.88
Revenue Bonds - Education                                    1.21
Revenue Bonds - Electric Power                               2.59
Revenue Bonds - Health                                      14.36
Revenue Bonds - Housing                                      4.74
Revenue Bonds - Industrial Development Bond                 10.51
Revenue Bonds - Other                                       14.71
Revenue Bonds - Pollution Control Facilities                20.80
Revenue Bonds - Transportation                              19.49
Revenue Bonds - Water & Sewer                                2.36
                                                           ------
TOTAL TAX-EXEMPT LONG-TERM BONDS                            97.92%
                                                           ======



Notes to Financial Statements

John Hancock Funds -- High Yield Tax-Free Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Tax Free Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock High Yield Tax-Free Fund (the "Fund") and John Hancock Tax-Free Bond Fund. Until September 30, 1996, the Fund was a series of the John Hancock Series, Inc. The other series of the trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $6,199,451 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards will expire as follows: August 31, 2002 -- $2,785,979, August 31, 2003 -- $205,838 and August 31, 2004 --
$3,207,634. Additionally, net capital losses of $3,207,634 attributable to security transactions incurred after October 1, 1995 are treated as arising on the first day (September 1, 1996) of the Fund's current taxable year. Effective August 31, 1996, the Fund changed its tax year end from December 31 to August 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class. The Fund records dividends from net investment income daily and distributes monthly.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At February 28, 1997, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value,
(b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc.
("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, net sales charges received with regard to sales of Class A shares amounted to $116,217. Out of this amount, $14,579 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $95,075 was paid as sales commissions to unrelated broker-dealers and $6,563 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker
Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1997, contingent deferred sales charges paid to JH Funds amounted to $273,769.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1997 was at an an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau Jr., Mr. Richard Scipione, and Ms. Anne C. Hodsdon are trustees and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $788.

The Fund has an independent advisory board established under an agreement which expired in December, 1996, composed of certain retired Directors who provided advice to the current Board of Trustees. The Fund paid the advisory board and its counsel a fee under this agreement.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the fiscal period ended February 28, 1997, aggregated $46,128,024 and $48,637,862, respectively. There were no purchases or sales of obligations of the U.S. Government and its agencies during the fiscal period ended February 28, 1997.

The cost of investments owned at February 28, 1997 for federal income tax purposes was $161,899,799. Gross unrealized appreciation and depreciation of investments aggregated $11,176,583 and $4,148,838 respectively, resulting in net unrealized appreciation of $7,027,745.


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

This report is for the information of shareholders of the John
Hancock High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."                                590SA 2/97
                                                                  4/97





                               John Hancock Funds

                                    Tax-Free
                                      Bond
                                      Fund

                               SEMI-ANNUAL REPORT

                               February 28, 1997

TRUSTEES
Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement.

Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY THOMAS C. GOGGINS, PORTFOLIO MANAGER

John Hancock
Tax-Free Bond Fund

Munis recover and outpace Treasuries

Last autumn, shareholders of John Hancock Managed Tax-Exempt Fund approved the merger of their fund with John Hancock Tax-Free Bond Fund. The merger was effective December 6, 1996.

No longer overshadowed by the threat of a flat tax that would wipe out their tax-exempt advantage, municipal bonds enjoyed a recovery during the past six months. Another bit of good news was that the supply and demand situation for municipals remained favorable. In terms of new municipal bond issuance, state and local governments issued slightly more securities in 1996 than they did in 1995. Even so, last year's new issue supply was significantly less than what municipalities issued as recently as 1993. From a demand standpoint, there was increasing interest from insurance companies and some individual investors. The factors combined to help municipals outperform Treasuries during the period.

However, those positives weren't enough to completely offset the volatility that beset all bonds during the period. While the Federal Reserve Board neither raised or lowered interest rates during this time, bond prices gyrated in response to higher and lower yields. On various occasions, nervous investors sent bond yields higher when they became concerned that the economy's strength would whip up inflation, and then pushed yields lower when those fears subsided.

"...municipal
bonds
enjoyed a
recovery
during the
past six
months."

A 2 1/4" x 3 1/2" photo of Fund management team at bottom right. Caption reads: "Thomas C. Goggins (seated) and Fund management team members Frank Lucibella and Dianne Sales-Singer.


Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 10 sections. Going from left to right:
Water & Sewer 3%, General Obligation 7%, Industrial Development 8%, Education 4%, Electric 19%, Health 16%, Housing 5%, Other 1%, Pollution Control 16%, Transportation 21%. A footnote below states "As a percentage of net assets on February 28, 1997."


Some of
our best
performers
were lower-
rated bonds
issued on
behalf of
airlines.


John Hancock Tax-Free Bond Fund turned in a solid performance for the period. For the six months ending February 28, 1997, the Fund's Class A and Class B shares posted total returns of 4.90% and 4.51%, respectively, at net asset value. That compared favorably to the average general municipal bond fund's 4.79% return, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.

Strategy

One of the most important contributors to the Fund's performance was its stake in lower investment-grade bonds and non-investment grade bonds issued for projects for the benefit of such companies as American Airlines, United Airlines and USX. The primary reason for their strong performance was that the supply of higher-yielding uninsured municipal bond offerings dropped dramatically while demand continued to rise. As a result, high-yield, uninsured municipal bonds performed better than their high-quality counterparts and as their name suggests, they continued to offer higher yields.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Cleveland Electric followed by an up arrow and the phrase "Taken over by Ohio Edison." The second listing is Non-callable bonds followed by an up arrow and the phrase "Lack of supply." The third listing is Paper recycling projects followed by a down arrow and the phrase "Pulp prices collapse." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Throughout the period we continued to emphasize non-callable securities, which can't be redeemed by their issuer before their stated maturity. The upside to non-callable securities is that they tend perform better than callable securities (which can be redeemed prior to maturity) when interest rates fall, and generally do no worse than callable bonds when rates rise. Their downside: they tend to offer less yield. During the period, non-callables offered about 10 basis points (0.10%) less in yield on average than callable securities. However, we believed that on a total return basis (yield plus price appreciation or depreciation) non-callables were more attractive.

We also focused on bonds with maturities of between 15 and 20 years. Throughout the period, yield spreads -- the difference in yields between bonds of various maturities -- were quite small when viewed on a historical basis. In our view, bonds with longer maturities didn't offer enough additional yield to compensate for their added interest-rate sensitivity. So we chose intermediate-maturity bonds where we thought the risk/return payoff was most attractive. It was in the intermediate range that the muni market saw its strongest demand. As a result, these bonds performed well compared to longer-maturity bonds.

In response to the market's volatility, we lengthened and shortened duration often, more often than we do under more staid conditions. Duration measures how sensitive a bond's price -- and therefore, the Fund's share price -- is to changes in interest rates. The longer the duration, the more sensitive; the shorter, the less sensitive. Generally speaking, our active management of duration benefited the Fund's performance.


Bar chart with heading "Fund Performance" at top of left hand column. The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 4.90% total return for John Hancock Tax-Free Bond Fund: Class
A. The second represents the 4.51% total return for John Hancock Tax-Free Bond
Fund: Class B. The third represents the 4.79% total return for the average general municipal bond fund. The footnote below states: "Total returns for the John Hancock Tax-Free Bond Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information."

"...we believe
that demand
for munici-
pals will
remain
firm..."

Winners and losers

As we mentioned previously, narrowing credit spreads caused lower-rated munis to do well relative to higher-rated bonds during the period. Some of the Fund's best performers were these lower-rated bonds issued on behalf of airlines. One example was Dallas/Forth Worth International Airport Facility Improvement bonds, issued for the construction of additional gates for American Airlines. In addition, some lower-rated utilities, including Southwest Gas and Public Service New Mexico, were strong performers. Another of our utility holdings -- Cleveland Electric -- was taken over by Ohio Edison to the benefit of the Fund.

Our disappointments were limited to our paper recycling holdings. Essentially, these projects take office paper waste and recycle it into pulp, which is in turn used to make paper. They suffered when the price of paper dropped sharply last year.

Outlook

Worldwide economic growth is slow but steady, while inflation remains quite low. And the U.S. now offers interest rates that are higher than those offered by many other industrialized nations. In our view, those factors support lower interest rates over the long term. However, we do think that the bond markets could remain volatile over the near term until that trend is convincingly evident.

Against that backdrop, we believe that municipals can keep outperforming U.S. Treasuries, mostly for the same reasons they did over the past six months. We don't see any meaningful uptick in municipal supply on the horizon. What's more, we believe that demand for municipals will remain firm if not grow. That bodes well for municipal bond investors.

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                       ONE        FIVE       LIFE OF
                                       YEAR       YEARS        FUND
                                    ---------   ---------   ----------
John Hancock Tax-Free Bond
Fund: Class A                         (0.47%)     38.67%      68.77%(1)
John Hancock Tax-Free Bond
Fund: Class B                         (1.59%)     37.83%(2)     N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                       ONE        FIVE       LIFE OF
                                       YEAR       YEARS        FUND
                                    ---------   ---------   ----------
John Hancock Tax-Free Bond
Fund: Class A(3)                      (0.47%)      6.76%       7.78%(1)
John Hancock Tax-Free Bond
Fund: Class B(3)                      (1.59%)      6.63%(2)     N/A

YIELDS

As of February 28, 1997

                                              SEC 30-DAY
                                                 YIELD
                                              -----------

John Hancock Tax-Free Bond Fund: Class A         4.92%
John Hancock Tax-Free Bond Fund: Class B         4.39%

Notes to Performance

(1) Class A shares started on January 5, 1990.
(2) Class B shares started on December 31, 1991.
(3) The Adviser voluntarily waived a portion of the management fee during the period. Without the waiver of expenses, the average annualized total return for the one-year, five-year, and since inception for Class A shares would have been (0.60%), 6.60% and 7.49%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been (1.72%) and 6.47%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Tax-Free Bond Fund would be worth on February 28, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.


Tax-Free Bond Fund
Class A shares

Line chart with the heading Tax-Free Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on January 5, 1990, before sales charge, and is equal to $17,786 as of February 28, 1997. The second line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $17,288 as of February 28, 1997. The third line represents the Tax-Free Bond Fund after sales charge and is equal to $16,988 as of February 28, 1997.


Tax-Free Bond Fund
Class B shares

Line chart with the heading Tax-Free Bond Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $14,369 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $14,059 as of February 28, 1997. The third line represents the Tax-Free Bond Fund after contingent deferred sales charge and is equal to $13,959 as of February 28, 1997.


FINANCIAL STATEMENTS

John Hancock Funds - Tax-Free Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
February 28, 1997 (Unaudited)
-------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Tax-exempt long-term bonds (cost - $783,189,620)                   $838,537,181
Receivable for investments sold                                       5,781,654
Receivable for shares sold                                               46,491
Interest receivable                                                  14,174,912
Other assets                                                             72,814
                                                                   ------------
Total Assets                                                        858,613,052
-------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                    32,078,397
Due to Custodian                                                      9,567,366
Payable for shares repurchased                                          506,875
Dividend payable                                                        120,467
Payable to John Hancock Advisers, Inc. and
affiliates - Note B                                                     420,243
Accounts payable and accrued expenses                                    14,812
                                                                   ------------
Total Liabilities                                                    42,708,160
-------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                     777,798,915
Accumulated net realized loss on investments
and financial futures contracts                                   (  17,200,113)
Net unrealized appreciation of investments                           55,348,439
Distributions in excess of net investment income                  (      42,349)
                                                                   ------------
Net Assets                                                         $815,904,892
===============================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with $0.01 per
share par value, respectively)
Class A - $596,017,309/56,941,123                                  $      10.47
===============================================================================
Class B - $219,887,583/21,007,442                                  $      10.47
===============================================================================
Maximum Offering Price Per Share*
Class A - ($10.47 x 104.71%)                                       $      10.96
===============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1997 (Unaudited)
-------------------------------------------------------------------------------
Investment Income:
Interest                                                            $23,948,528
                                                                    -----------

Investment management fee - Note B                                    1,954,836
Distribution and service fee - Note B
Class A                                                                 437,861
Class B                                                                 667,153
Transfer agent fee - Note B                                             509,626
Registration and filing fees                                            111,568
Custodian fee                                                            98,659
Financial services fee - Note B                                          68,632
Trustees' fees                                                           33,421
Printing                                                                 23,221
Auditing fee                                                             21,358
Legal fees                                                               14,844
Miscellaneous                                                            10,218
Less Management Fee Reduction - Note B                             (    305,889)
                                                                    -----------
Net Expenses                                                          3,645,508
-------------------------------------------------------------------------------
Net Investment Income                                                20,303,020
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
Net realized loss on investments sold                              (  1,432,565)
Net realized loss on financial futures contracts                   (  1,515,341)
Change in net unrealized appreciation/depreciation
of investments                                                       16,748,294
Change in net unrealized appreciation/depreciation
on financial futures contracts                                     (  2,157,406)
                                                                    -----------
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                          11,642,982
-------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                           $31,946,002
===============================================================================

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERIOD FROM       SIX MONTHS ENDED
                                                                        YEAR ENDED      JANUARY 1, 1996 TO    FEBRUARY 28, 1997
                                                                    DECEMBER 31, 1995   AUGUST 31, 1996 (1)      (UNAUDITED)
                                                                    -----------------   -------------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                    $ 10,263,078         $ 15,419,178         $ 20,303,020
Net realized gain (loss) on investments sold and
financial futures contracts                                             (   7,036,534)             150,708        (   2,947,906)
Change in net unrealized appreciation/depreciation of
investments and financial futures contracts                                31,417,068        (   2,174,110)          14,590,888
                                                                         ------------         ------------         ------------

Net Increase in Net Assets Resulting from Operations                       34,643,612           13,395,776           31,946,002
                                                                         ------------         ------------         ------------

Distributions to Shareholders:
Dividends from net investment income:
Class A - ($0.5699, $0.3940 and $0.2982 per share, respectively)        (   6,647,931)       (  12,785,885)       (  16,723,593)
Class B - ($0.4927, $0.3421 and $0.2591 per share, respectively)        (   3,620,138)       (   2,575,862)       (   3,692,618)
                                                                         ------------         ------------         ------------

Total Distributions to Shareholders                                     (  10,268,069)       (  15,361,747)       (  20,416,211)
                                                                         ------------         ------------         ------------

From Fund Share Transactions - Net*                                     (  13,536,114)         448,385,360          162,334,641
                                                                         ------------         ------------         ------------

Net Assets:
Beginning of period                                                       184,781,642          195,621,071          642,040,460
                                                                         ------------         ------------         ------------

End of period (including undistributed net investment income and distributions in excess of net investment income of
none, $57,431 and ($42,349), respectively)                               $195,621,071         $642,040,460         $815,904,892
                                                                         ============         ============         ============

* Analysis of Fund Share Transactions:

                                                                                  PERIOD FROM               SIX MONTHS ENDED
                                                       YEAR ENDED             JANUARY 1, 1996 TO           FEBRUARY 28, 1997
                                                   DECEMBER 31, 1995          AUGUST 31, 1996 (1)             (UNAUDITED)
                                                -----------------------    ------------------------     -----------------------
                                                  SHARES       AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
                                                ---------   -----------   ----------    -----------   ----------   ------------
CLASS A
Shares sold                                       990,678   $10,001,197    5,071,402   $ 52,156,414   20,684,645   $216,100,848
Shares issued in reorganization - Note D               --            --   45,353,943    460,732,563    3,663,041     38,514,684
Shares issued to shareholders in reinvestment
of distributions                                  365,927     3,709,354      891,259      9,157,732    1,275,753     13,352,246
                                                ---------   -----------   ----------    -----------   ----------   ------------
                                                1,356,605    13,710,551   51,316,604    522,046,709   25,623,439    267,967,778
Less shares repurchased                        (2,422,945) ( 24,445,738) ( 7,839,272) (  80,702,212) (23,296,765) ( 243,482,252)
                                                ---------   -----------   ----------    -----------   ----------   ------------
Net increase (decrease)                        (1,066,340) ($10,735,187)  43,477,332   $441,344,497    2,326,674   $ 24,485,526
                                                =========   ===========   ==========    ===========   ==========   ============

CLASS B
Shares sold                                       722,057   $ 7,261,875      801,687   $  8,269,693      771,780   $  8,065,946
Shares issued in reorganization - Note D               --            --      903,108      9,174,769   14,270,326    150,045,343
Shares issued to shareholders in reinvestment
of distributions                                  202,597     2,054,192      143,061      1,478,978      190,074      1,988,681
                                                ---------   -----------   ----------    -----------   ----------   ------------
                                                  924,654     9,316,067    1,847,856     18,923,440   15,232,180    160,099,970
Less shares repurchased                        (1,207,168) ( 12,116,994) ( 1,147,198) (  11,882,577) ( 2,128,208) (  22,250,855)
                                                ---------   -----------   ----------    -----------   ----------   ------------
Net increase (decrease)                          (282,514) ($ 2,800,927)     700,658   $  7,040,863   13,103,972   $137,849,115
                                                =========   ===========   ==========    ===========   ==========   ============

(1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,                   PERIOD FROM      SIX MONTHS ENDED
                                       ----------------------------------------------------   JANUARY 1, 1996 TO  FEBRUARY 28, 1997
                                         1991       1992       1993      1994(1)     1995     AUGUST 31, 1996(8)     (UNAUDITED)
                                       --------   --------   --------   --------   --------   ------------------  -----------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period   $   9.90   $  10.24   $  10.47   $  10.96   $   9.39       $  10.67            $  10.27
                                       --------   --------   --------   --------   --------       --------            --------
Net Investment Income                      0.69       0.67       0.62       0.58       0.57(2)        0.40                0.30(2)
Net Realized and Unrealized
Gain (Loss) on Investments                 0.72       0.42       0.93  (    1.58)      1.28      (    0.41)               0.20
                                       --------   --------   --------   --------   --------       --------            --------
Total from Investment Operations           1.41       1.09       1.55  (    1.00)      1.85      (    0.01)               0.50
                                       --------   --------   --------   --------   --------       --------            --------
Less Distributions:
Dividends from Net Investment Income  (    0.68) (    0.68) (    0.62) (    0.57) (    0.57)     (    0.39)          (    0.30)
Distributions from Net Realized Gains
on Investments Sold                   (    0.39) (    0.18) (    0.44)        --         --             --                  --
                                       --------   --------   --------   --------   --------       --------            --------
Total Distributions                   (    1.07) (    0.86) (    1.06) (    0.57) (    0.57)     (    0.39)          (    0.30)
                                       --------   --------   --------   --------   --------       --------            --------
Net Asset Value, End of Period         $  10.24   $  10.47   $  10.96   $   9.39   $  10.67       $  10.27            $  10.47
                                       ========   ========   ========   ========   ========       ========            ========

Total Investment Return at
Net Asset Value (3)                      14.78%     10.97%     15.15%  (   9.28%)    20.20%      (   0.01%)(4)           4.90%(4)
Total Adjusted Investment Return
at Net Asset Value (3,5)                 14.40%     10.67%     14.98%  (   9.39%)    20.08%      (   0.09%)(4)           4.86%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                         $73,393    $99,523   $136,521   $114,539   $118,797       $560,863            $596,017
Ratio of Expenses to
Average Net Assets                        0.60%      0.66%      0.78%      0.85%      0.85%          0.85%(7)            0.85%(7)
Ratio of Adjusted Expenses to
Average Net Assets (6)                    0.98%      0.96%      0.95%      0.96%      0.97%          0.98%(7)            0.93%(7)
Ratio of Net Investment Income to
Average Net Assets                        6.86%      6.46%      5.57%      5.72%      5.67%          5.75%(7)            5.70%(7)
Ratio of Adjusted Net Investment Income
to Average Net Assets (6)                 6.48%      6.16%      5.40%      5.61%      5.55%          5.62%(7)            5.62%(7)
Portfolio Turnover Rate                    123%        79%       116%       107%       113%           116%                 22%(9)
Fee Reduction Per Share                 $  0.04    $  0.03   $   0.02   $   0.01   $   0.01(2)    $   0.01(2)         $   0.00(10)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                                                           YEAR ENDED DECEMBER 31,               PERIOD FROM      SIX MONTHS ENDED
                                                  -----------------------------------------   JANUARY 1, 1996 TO  FEBRUARY 28, 1997
                                                    1992       1993      1994(1)     1995     AUGUST 31, 1996(8)     (UNAUDITED)
                                                  --------   --------   --------   --------   ------------------  -----------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period              $  10.24   $  10.47   $  10.96   $   9.38       $  10.67            $  10.27
                                                  --------   --------   --------   --------       --------            --------
Net Investment Income                                 0.59(2)    0.54       0.50       0.50(2)        0.34                0.27(2)
Net Realized and Unrealized Gain (Loss)
on Investments                                        0.42       0.93  (    1.58)      1.28      (    0.40)               0.19
                                                  --------   --------   --------   --------       --------            --------
Total from Investment Operations                      1.01       1.47  (    1.08)      1.78      (    0.06)               0.46
                                                  --------   --------   --------   --------       --------            --------
Less Distributions:
Dividends from Net Investment Income             (    0.60) (    0.54) (    0.50) (    0.49)     (    0.34)          (    0.26)
Distributions from Net Realized Gains
on Investments Sold                              (    0.18) (    0.44)        --         --             --                  --
                                                  --------   --------   --------   --------       --------            --------
Total Distributions                              (    0.78) (    0.98) (    0.50) (    0.49)     (    0.34)          (    0.26)
                                                  --------   --------   --------   --------       --------            --------
Net Asset Value, End of Period                    $  10.47   $  10.96   $   9.38   $  10.67       $  10.27            $  10.47
                                                  ========   ========   ========   ========       ========            ========
Total Investment Return at Net Asset Value (3)      10.15%     14.30%  (  10.05%)    19.41%      (   0.51%)(4)           4.51%(4)
Total Adjusted Investment Return at
Net Asset Value (3,5)                                9.85%     14.13%  (  10.16%)    19.29%      (   0.59%)(4)           4.47%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)         $ 18,272   $ 56,384   $ 70,243   $ 76,824       $ 81,177            $219,888

Ratio of Expenses to Average Net Assets              1.43%      1.53%      1.60%      1.60%          1.60%(7)            1.60%(7)
Ratio of Adjusted Expenses to
Average Net Assets (6)                               1.73%      1.70%      1.71%      1.72%          1.73%(7)            1.68%(7)
Ratio of Net Investment Income to
Average Net Assets                                   5.57%      4.66%      4.97%      4.90%          4.91%(7)            4.96%(7)
Ratio of Adjusted Net Investment Income
to Average Net Assets (6)                            5.27%      4.49%      4.86%      4.78%          4.78%(7)            4.88%(7)
Portfolio Turnover Rate                                79%       116%       107%       113%           116%                 22%(9)
Fee Reduction per Share                           $   0.03(2) $  0.02   $   0.01   $   0.01(2)    $   0.01(2)         $   0.00(10)

 (1) On December 22, 1994 John Hancock Advisers, Inc. became the investment adviser of the fund.
 (2) Based on the average of the shares outstanding at the end of each month.
 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4) Not annualized.
 (5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
 (6) Unreimbursed, without fee reduction.
 (7) Annualized.
 (8) Effective August 31, 1996, the fiscal period changed from December 31 to
     August 31.
 (9) Portfolio turnover excludes merger activity.
(10) Less than a cent per share.

See notes to financial statements.




Schedule of Investments
February 28, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Tax-Free Bond Fund on February 28, 1997. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.
                                                                                          PAR VALUE                YIELD
                                                           INTEREST  MATURITY     S&P      (000'S      MARKET        AT
STATE, ISSUER, DESCRIPTION                                   RATE      DATE     RATING    OMITTED)     VALUE      MARKET +
--------------------------                                 --------  --------   ------   ---------  ------------  --------
TAX-EXEMPT LONG-TERM BONDS
Alabama (1.04%)
Birmingham, City of,
GO Iss of 1989                                               7.350%  03-01-14    Aa**      $   750  $    797,055     6.92%
Citronelle Industrial Development Board,
Poll Control Rev Stauffer Chemical Co Proj 1982              8.000   12-01-12    A1**          500       551,605     7.25
Mobile Industrial Development Board,
Solid Waste Disp Rev Ref Mobile Energy Serv Co Proj 1995     6.950   01-01-20    BBB-        6,750     7,161,952     6.55
                                                                                                    ------------
                                                                                                       8,510,612
                                                                                                    ------------
Alaska (0.53%)
Alaska Housing Finance Corp,
Coll Home Mtg Ser B-1 GNMA Coll                              7.650   06-01-24    AAA         2,000     2,112,160     7.24
Coll Home Mtg Ser B-2 GNMA Coll                              7.875   06-01-24    AAA            50        50,221     7.84
Ins Mtg Prog 1990 1st Ser                                    7.750   12-01-14    A+          1,000     1,028,510     7.54
Valdez Alaska Marine Terminal,
Rev Ref Sohio Pipe Line Co Proj Ser 1985                     7.125   12-01-25    AA          1,000     1,107,470     6.43
                                                                                                    ------------
                                                                                                       4,298,361
                                                                                                    ------------
Arizona (3.19%)
Arizona Health Facilities Auth,
Hosp Sys Rev Ref Phoenix Memorial Hosp Proj                  8.200   06-01-21    BBB         2,150     2,327,117     7.58
Arizona Municipal Financing Program,
Cert of Part Ser 25                                          7.875   08-01-14    AAA         1,000     1,275,300     6.18
Maricopa County Pollution Control Corp,
Poll Control Rev Ref Ser A Public Service Co Palo Verde Proj 6.375   08-15-23    BB+         8,550     8,589,587     6.35
Maricopa County United School District,
GO Dist No 69 Paradise Vy Proj of 1994 Ser C                 6.250   07-01-14    AAA         2,000     2,155,280     5.80
Pima, County of,
Swr Rev Ref Ser 1991 PreRef                                  6.750   07-01-15    AAA           460       507,224     6.12
Swr Rev Ref Ser 1991 Unref Bal                               6.750   07-01-15    AAA           540       587,612     6.20
Salt River Proj Agricultural Improvement and Power District,
Salt River Proj Elec Sys Rev Ref Ser 1993C                   5.250   01-01-19    AA          3,000     2,828,730     5.57
Scottsdale Industrial Development Auth,
Hosp Rev Ref Ser 1997A Scottsdale Memorial Hosps*            6.000   09-01-12    AAA         4,000     4,127,080     5.82
Hosp Rev Ref Ser 1997A Scottsdale Memorial Hosps*            6.125   09-01-17    AAA         3,520     3,590,154     6.01
                                                                                                    ------------
                                                                                                      25,988,084
                                                                                                    ------------
Arkansas (0.07%)
Arkansas Development Finance Auth,
Single Family Mtg Rev Ref Ser 1991 A                         8.000   08-15-11    AA            515       554,027     7.44
                                                                                                    ------------
California (13.43%)
ABAG Finance Auth for Nonprofit Corps,
Cert of Part Nat'l Ctr for Int'l Schools Proj                7.375   05-01-18    BB+**       1,300     1,259,687     7.61
California Educational Facilities Auth,
Rev Ref Ser M Stanford Univ Proj                             5.250   12-01-26    AAA         2,685     2,541,943     5.55
California Statewide Community Development Auth,
Rev Cert of Part Ref Ins'd Hlth Facil Eskaton Inc            5.875   05-01-20    A+          4,000     3,947,280     5.95
Castaic United School District,
GO Cap Apprec Ser B                                           Zero   11-01-19    AAA        10,000     2,699,100     5.86
Central Valley Financing Auth,
Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993           6.200   07-01-20    BBB-        7,000     7,071,890     6.14
Fontana, County of,
Spec Tax of Community Facil Dist No 90-3 Empire Center       8.400   04-01-15    B**           470       376,000    10.50
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A                   Zero   01-01-19    BBB-       36,600     9,303,720     6.37
Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A                   Zero   01-01-20    BBB-       10,000     2,387,500     6.86
Toll Rd Rev Fixed Rate Current Int Ser 1995A                 6.000   01-01-16    BBB-       20,500    20,570,930     5.98
Los Angeles, County of,
Cert of Part Civic Center Heating & Refrigeration Plant Proj 8.000   06-01-10    A           1,000     1,070,840     7.47
Madera, County of,
Cert of Part Valley Children's Hosp Proj                     6.500   03-15-15    AAA        13,185    14,778,407     5.80
Orange, County of,
Airport Rev Ref Ser 1997*                                    5.625   07-01-12    AAA         2,820     2,792,646     5.68
Riverside County Asset Leasing Corp,
Leasehold Rev Riverside County Hosp Proj                      Zero   06-01-20    AAA        17,905     4,534,441     5.99
Sacramento Cogeneration Auth,
Cogeneration Proj Rev Proctor & Gamble Proj                  6.500   07-01-21    BBB-        4,500     4,650,030     6.29
Sacramento Municipal Utilities District
Ind'l Devel Rev Ref San Diego Gas & Electric Ser C Inflos    8.689#  08-15-18    AAA         1,000     1,125,000     7.88
Saddleback Valley United School District,
Spec Tax Community Facil District No. 89-2 Ser A             7.750   09-01-16    BBB**       2,000     2,206,940     7.02
San Bernardino, County of,
Cert of Part Ser 1994 Medical Center Fin Proj                5.500   08-01-17    A-          9,130     8,836,014     5.68
Cert of Part Ser 1994 Medical Center Fin Proj                5.500   08-01-22    A-          2,500     2,404,000     5.72
San Francisco, City of,
Resid Facil Ser A Coventry Park Proj                         8.500   12-01-26    BB**        2,000     2,007,280     8.47
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Jr Lien Cap Apprec                                Zero   01-01-10    BBB**       6,250     2,687,938     8.75
Toll Rd Rev Sr Lien Cap Apprec                                Zero   01-01-19    BBB**      15,510     4,027,016     6.27
Toll Rd Rev Sr Lien Cap Apprec                                Zero   01-01-14    BBB**       5,000     1,782,200     6.69
Toll Rd Rev Sr Lien Cap Apprec                                Zero   01-01-17    BBB**       4,900     1,445,010     6.25
Toll Rd Rev Sr Lien Cap Apprec                                Zero   01-01-20    BBB**       2,000       488,200     7.00
San Jose Financing Auth,
Rev Ser B Community Facil Proj                               5.625   11-15-18    A+          2,500     2,425,125     5.80
Santa Ana Financing Auth,
Lease Rev Police Admin & Holding Facil Ser A                 6.250   07-01-19    AAA         2,000     2,183,240     5.73
                                                                                                    ------------
                                                                                                     109,602,377
                                                                                                    ------------
Colorado (3.77%)
Arapahoe County Capital Improvement Trust Fund,
Highway Rev Current Ser E-470                                6.950   08-31-20    Baa**      15,000    16,486,200     6.32
Colorado Housing Finance Auth,
Single Family Prog Sr Iss A-2                                7.625   08-01-17    AA            810       850,168     7.26
Single Family Residential Rev Ser C                          8.750   09-01-17    Aa**          345       358,838     8.41
Denver, City and County of,
Airport Sys Rev Ser 1992A Preref                             7.250   11-15-25    AAA         1,980     2,283,277     6.29
Airport Sys Rev Ser 1992A Unref Bal                          7.250   11-15-25    AAA         5,020     5,788,913     6.29
Airport Sys Rev Ser 1994A                                    7.500   11-15-23    BBB         3,100     3,441,000     6.76
Douglas County School District No. Re. 1,
Douglas and Elbert Counties Imp Ser 1994A                    6.400   12-15-11    AAA         1,400     1,572,270     5.70
                                                                                                    ------------
                                                                                                      30,780,666
                                                                                                    ------------
Delaware (0.88%)
Delaware State Economic Development Auth,
Rev Ref Poll Control Ser B Delmarva Pwr Proj                 6.750   05-01-19    AAA         6,500     7,153,835     6.13
                                                                                                    ------------
District Of Columbia (0.25%)
District of Columbia,
GO 1996 Ser A                                                6.375   06-01-26    B           2,000     2,032,680     6.27
                                                                                                    ------------
Florida (4.38%)
Broward, County of,
Resource Recovery Rev Ser 1984 Ses Broward Co.
L.P. South Proj                                              7.950   12-01-08    A**         4,045     4,434,453     7.25
Citrus, County of,
Poll Control Ref Rev Ser 1992A Florida Pwr Corp Crystal
Rvr Pwr Plant Proj                                           6.625   01-01-27    A+          1,250     1,341,763     6.17
Hernando County Industrial Development Auth,
Rev Ref 2nd Fla Crushed Stone Co                             8.500   12-01-14    BBB-**        200       222,360     7.65
Hernando, County of,
Criminal Justice Complex Rev Ser 1986                        7.650   07-01-16    AAA           500       631,840     6.05
Hillsborough County Aviation Auth,
Rev Ser B Tampa International Airport                        6.000   10-01-17    AAA         5,880     6,292,070     5.61
Hillsborough, County of,
Ref Util Rev Ser 1991A                                       7.000   08-01-14    BBB+        1,245     1,345,658     6.48
Jacksonville Electric Auth,
Elec Sys Rev Ser 3-A                                         5.250   10-01-28    AA          9,000     8,372,070     5.64
Lee, County of,
Hosp Board of Directors Hosp Rev Inflos                      9.468#  04-01-20    AAA         2,000     2,287,500     8.37
Orange County Health Facilities Auth,
Hosp Orlando Regional Medical Center Rev Inflos              8.999#  10-29-21    AAA         1,000     1,212,500     7.51
Orlando Utilities Commission,
Wtr & Elec Sub Rev Ser 1989D                                 6.750   10-01-17    AA-         2,200     2,572,328     5.77
Tampa, City of,
Cap Imp Prog Rev Ser B Iss of 1988                           8.375   10-01-18    BBB         1,500     1,577,370     7.96
Util Tax Cap Apprec Ser 1996                                  Zero   10-01-20    AAA         5,800     1,726,718     5.69
Util Tax Cap Apprec Ser 1996                                  Zero   04-01-19    AAA         6,800     1,967,580     5.69
Util Tax Cap Apprec Ser 1996                                  Zero   10-01-19    AAA         6,300     1,771,686     5.70
                                                                                                    ------------
                                                                                                      35,755,896
                                                                                                    ------------
Georgia (3.09%)
Fulton County Building Auth,
Rev Ref Cap Apprec Ser 1991                                   Zero   01-01-12    AAA         3,695     1,634,927     5.57
Georgia Municipal Electric Auth,
Pwr Rev Ref Ser BB                                           5.700   01-01-19    A           1,000       997,440     5.71
Pwr Rev Ser C                                                5.700   01-01-19    AAA         5,000     5,106,600     5.58
Pwr Rev Ser EE                                               7.250   01-01-24    AAA         2,000     2,468,200     5.87
Pwr Rev Ser Z                                                5.500   01-01-20    AAA         5,840     5,801,982     5.54
Monroe County Development Auth,
Poll Control Rev Ser A Oglethorpe Pwr Corp Scherer Proj      6.800   01-01-12    A+          1,000     1,130,620     6.01
Municipal Electric Auth,
Spec Oblig 5th Crossover Proj 1                              6.500   01-01-17    AAA         3,500     3,946,565     5.76
Savannah Hospital Auth,
Rev Ref & Imp Candler Hosp Proj                              7.000   01-01-23    BBB+        4,000     4,103,600     6.82
                                                                                                    ------------
                                                                                                      25,189,934
                                                                                                    ------------
Illinois (3.30%)
Chicago, City of,
Chicago-O'Hare Int'l Airport Gen Airport Rev 1990 Ser A      7.500   01-01-16    A+          2,000     2,167,160     6.92
Chicago-O'Hare Int'l Airport Int'l Terminal Spec Rev
Ser 1992                                                     6.750   01-01-12    AAA         3,000     3,217,950     6.29
Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1990A
American Airlines Proj                                       7.875   11-01-25    BB+         3,000     3,256,830     7.25
Skyway Toll Bridge Rev Ref Ser 1994                          6.750   01-01-17    BBB-        2,000     2,263,940     5.96
Illinois Development Finance Auth,
Poll Control Rev Ref Commonwealth Edison Co Proj             5.850   01-15-14    BBB         3,000     2,906,670     6.04
Rev Ref Ser A Columbus Cuneo Cabrini Proj                    8.500   02-01-15    BBB+        2,150     2,424,039     7.54
Illinois Health Facilities Auth,
Rev Methodist Hlth Serv Corp Ser 1991 B                      9.983#  05-18-21    AAA         1,000     1,161,250     8.55
Rev Ref Friendship Vlg Schamburg                             6.750   12-01-08    A-**        1,640     1,714,718     6.46
Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj            7.000   01-01-07    A-          1,500     1,606,830     6.53
Rev Swedish-American Hosp                                    7.400   04-01-20    AAA           750       828,367     6.70
Metropolitan Pier and Exposition Auth,
Hosp Facil Rev Ser 1996A McCormick Place
Convention Complex                                           7.000   07-01-26    BBB-        2,000     2,231,800     6.27
Robbins, County of,
Res Recovery Rev Ser A Robbins Res Recovery Partners         8.375   10-15-16    BB-**       3,000     3,134,280     8.02
                                                                                                    ------------
                                                                                                      26,913,834
                                                                                                    ------------
Indiana (0.26%)
Wabash, County of,
Solid Waste Disp Rev Jefferson Smurfit Corp Proj             7.500   06-01-26    B**         2,000     2,100,880     7.14
                                                                                                    ------------
Kansas (0.51%)
Johnson County Water District No.1,
Wtr Rev Ref Ser 1984                                        10.500   12-01-08    AAA         2,000     2,222,200     9.45
Sedgwick, County of,
GNMA Coll Mtg Ln Rev Ser C                                   8.625   11-01-18    AAA         1,900     1,975,886     8.29
                                                                                                    ------------
                                                                                                       4,198,086
                                                                                                    ------------
Kentucky (0.79%)
Kenton County Airport Board,
Rev Spec Facil Delta Airlines Proj Ser 1992A                 6.750   02-01-02    BB+         2,000     2,120,340     6.37
Rev Spec Facil Delta Airlines Proj Ser 1992A                 7.500   02-01-12    BB+         2,000     2,162,900     6.94
Rev Spec Facil Delta Airlines Proj Ser 1992A                 7.125   02-01-21    BB+         2,000     2,126,860     6.70
                                                                                                    ------------
                                                                                                       6,410,100
                                                                                                    ------------
Louisiana (2.37%)
Calcasieu Parish Industrial Development Board,
Poll Control Rev Ref Ser 1992 Gulf States Util Co Proj       6.750   10-01-12    BB+         2,975     3,044,377     6.60
Calcasieu Parish Public Trust Auth,
Mtg Rev Ref 1991 Ser A                                       7.750   06-01-12    A1**          440       468,125     7.28
De Soto, Parish of,
Rev Environ Imp Rev Int'l Paper Co Proj Ser A                7.700   11-01-18    A-          2,750     3,137,695     6.75
Rev Environ Imp Rev Int'l Paper Co Proj Ser B                6.550   04-01-19    A-          2,500     2,619,125     6.25
Louisiana Public Facilities Auth,
Rev Ser B Alton Ochsner Medical Funding Proj                 6.500   05-15-22    AAA         3,405     3,668,002     6.03
St. Charles, Parish of,
Poll Control Rev Ser 1991 Louisiana Pwr & Light Co Proj      7.500   06-01-21    BBB         4,000     4,349,680     6.90
West Feliciana, Parish of,
Variable Rate Demand Poll Control Rev Ser 1985C
Gulf States Util Co Proj                                     7.000   11-01-15    BB+         2,000     2,085,440     6.71
                                                                                                    ------------
                                                                                                      19,372,444
                                                                                                    ------------
Maine (0.16%)
Maine State Housing Auth,
Mtg Purchase Ser A-3                                         7.800   11-15-15    AA          1,250     1,295,813     7.52
                                                                                                    ------------
Maryland (0.16%)
Maryland State Energy Financing Administration,
Solid Waste Disp Rev Ltd Oblig Recycling Hagerstown Proj     9.000   10-15-16    B+**        3,000     1,305,060    20.69
                                                                                                    ------------
Massachusetts (5.88%)
Massachusetts Bay Transportation Auth,
Gen Trans Sys 1990 Ser B                                     7.875   03-01-21    AAA         2,000     2,290,820     6.88
Massachusetts Health and Educational Facilities Auth,
Rev Brigham & Women's Hosp Iss Ser D                         6.750   07-01-24    A+          2,450     2,634,877     6.28
Rev Lowell Gen Hosp Iss Ser A                                8.400   06-01-11    A-**        1,100     1,286,956     7.18
Rev New England Deaconess Hosp Iss Ser D                     6.625   04-01-12    A           3,500     3,665,690     6.33
Rev New England Deaconess Hosp Iss Ser D                     6.875   04-01-22    A           7,960     8,560,582     6.39
Rev New England Medical Center Hosp Iss Ser E                7.875   07-01-11    A-**        1,950     2,090,049     7.35
Rev St. Elizabeth's Hosp of Boston Ser E                    10.030#  08-12-21    AAA         1,000     1,166,250     8.38
Rev Worcester Polytechnic Institute Ser E                    6.750   09-01-11    A+          3,840     4,201,075     6.17
Massachusetts Housing Finance Agency,
Hsg Rev Insured Rental Ser A                                 6.650   07-01-19    AAA         5,500     5,740,295     6.37
Residential Dev 1992 Ser A                                   6.900   11-15-24    AAA         2,700     2,841,885     6.56
Single Family Hsg Ser 8                                      7.700   06-01-17    A+          2,500     2,624,500     7.33
Massachusetts Municipal Wholesale Electric Co,
Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the
Commonwealth of Mass                                         6.750   07-01-17    BBB+        4,405     4,703,351     6.32
Massachusetts State Water Pollution Abatement Trust,
Wtr Poll Rev 1994 South Essex Swr District Loan Proj Ser A   6.375   02-01-15    AA+         1,000     1,071,940     5.95
Massachusetts, Commonwealth of,
GO Consol Ln of 1994 Ser B                                   6.000   08-01-14    A+          2,000     2,077,160     5.78
Plymouth, County of,
Cert of Part Ser A Plymouth County Correctional Facil Proj   7.000   04-01-22    A-          2,750     3,047,027     6.32
                                                                                                    ------------
                                                                                                      48,002,457
                                                                                                    ------------
Michigan (1.73%)
Detroit, City of,
GO Unltd Ser 1995 A                                          6.800   04-01-15    BBB         1,315     1,496,431     5.98
Michigan Housing Development Auth,
Single Family Mtg Rev Ser A                                  7.500   06-01-15    AA+         1,415     1,488,523     7.13
Michigan State Hospital Finance Auth,
Hosp Rev Ref Ser 1990A Bay Medical Center Hosp Proj          8.250   07-01-12    Baa1**      2,250     2,540,137     7.31
Hosp Rev Ref Ser 1995A Genesys Hlth Sys Oblig Group          8.100   10-01-13    BBB         3,000     3,428,250     7.09
Wayne Charter County of,
Spec Airport Facil Rev Ref Ser 1995 Northwest Airlines Inc.  6.750   12-01-15    BB+**       4,995     5,120,624     6.58
                                                                                                    ------------
                                                                                                      14,073,965
                                                                                                    ------------
Minnesota (0.33%)
Minnesota Housing Finance Agency,
Single Family Mtg 1990 Ser C                                 7.700   07-01-14    AA+           250       264,123     7.29
Rosemount Independent School District,
GO Cap Apprec Dist No 196 Ser A                               Zero   04-01-14    AAA         3,000     1,171,110     5.58
Southern Minnesota Municipal Power Agency,
Supply Sys Rev Cap Apprec Ser A                               Zero   01-01-24    AAA         5,875     1,260,951     5.82
                                                                                                    ------------
                                                                                                       2,696,184
                                                                                                    ------------
Mississippi (1.44%)
Claiborne, County of,
Poll Control Rev Ref Sys Energy Resources Inc                7.300   05-01-25    BBB-        4,000     4,190,360     6.97
Mississippi Home Corp,
Single Family Sr Rev Ref Ser 1990A                           9.250   03-01-12    AAA            95       102,157     8.60
Mississippi Hospital Equipment and Facilities Auth,
Rev Ser A Rush Memorial Foundation Proj                      8.750   01-01-16    Baa**       2,000     2,239,280     7.82
Washington, County of,
Poll Control Rev Ref Mississippi Pwr & Light Co Proj         7.000   04-01-22    Baa3**      5,000     5,252,100     6.66
                                                                                                    ------------
                                                                                                      11,783,897
                                                                                                    ------------
Missouri (0.31%)
Sikeston, County of,
Elec Rev Ref Ser 1996                                         Zero   06-01-14    AAA         2,340     2,509,767     5.35
                                                                                                    ------------
Nebraska (0.16%)
Omaha Public Power District,
Elec Sys Rev 1992 Ser B                                      6.200   02-01-17    Aa2**       1,200     1,308,504     5.69
                                                                                                    ------------
Nevada (1.72%)
Clark, County of,
Ind'l Development Rev Ser A Southwest Gas Corp Proj          6.500   12-01-33    BBB-       10,000    10,133,100     6.41
Las Vegas, City of,
Spec Imp District No. 707 Summerlin Area Local Imp
Ser 07-01-96                                                 7.100   06-01-16    BB+**       2,000     2,060,440     6.89
Nevada Housing Division,
Single Family Proj Sr Rev Ser 1989 Iss A-1                   7.350   04-01-16    AA            890       924,318     7.08
Single Family Proj Sr Rev Ser 1990 Iss C-1                   7.850   10-01-15    AA            330       346,246     7.48
Nevada, State of,
GO Ltd Tax Municipal Bond Bank Proj No. 38
Ser A Unref Bal                                              6.750   07-01-09    AA             25        27,243     6.19
Reno, City of,
Hosp Rev St. Mary's Regional Medical Center
Ser A Unref Bal                                              7.750   07-01-07    AAA           480       510,197     7.29
                                                                                                    ------------
                                                                                                      14,001,544
                                                                                                    ------------
New Hampshire (0.19%)
New Hampshire Business Finance Auth,
Poll Control & Solid Waste Ref Crown Paper Co Proj           7.750   01-01-22    BB-         1,500     1,579,170     7.36
                                                                                                    ------------
New Jersey (1.57%)
Camden County Improvement Auth,
Lease Rev Ser A Holt Hauling & Warehousing Proj              9.875   01-01-21    BB+**       1,100     1,203,862     9.02
New Jersey Economic Development Auth,
1st Mtg Rev Ser A Winchester Gardens                         8.500   11-01-16    BB+**       1,000     1,035,760     8.21
Rev Poll Control General Motors Corp Proj                    5.350   04-01-09    A-          1,500     1,488,990     5.39
Rev Ref Ind'l Development Newark Airport Marriott Hotel Proj 7.000   10-01-14    BB**        4,000     4,140,640     6.76
Rev Ref Ser J Holt Hauling Proj                              8.500   11-01-23    BBB**       2,500     2,547,575     8.34
New Jersey Turnpike Auth,
Turnpike Rev Ser 1984                                       10.375   01-01-03    AAA         1,560     1,872,000     8.65
South Jersey Transportation Auth
Lease Rev Raytheon Serv Inc Proj                             6.150   01-01-22    BBB           500       502,285     6.11
                                                                                                    ------------
                                                                                                      12,791,112
                                                                                                    ------------
New York (12.57%)
Islip Community Development Agency,
Dev Rev NY Institute of Technology Proj                      7.500   03-01-26    BB-**       2,500     2,604,550     7.20
Municipal Assistance Corp for the City of Troy,
Gen'l Resolution Cap Apprec Ser 1996 B, A Pub Benefit
Corp of the State of NY                                       Zero   01-15-16    AAA         1,660       595,957     5.50
New York City Industrial Development Agency,
Civic Facil Rev Ser 1997 YMCA of Greater NY Proj             5.800   08-01-16    Baa3**      1,000       974,500     5.95
Solid Waste Disposal Rev 1995 Visy Paper NY Inc Proj         7.950   01-01-28    BB**        3,250     3,504,215     7.37
New York Local Government Assistance Corp,
Rev Ref Cap Apprec Ser 1993 C                                 Zero   04-01-14    AAA         7,210     2,885,730     5.43
Rev Ser 1991C                                                7.000   04-01-10    A           2,000     2,234,940     6.26
Ser 1992 A Pub Benefit Corp                                  6.875   04-01-19    A          10,700    12,014,923     6.12
New York State Dormitory Auth,
City Univ Ref Iss 1988B                                      8.125   07-01-08    BBB         1,000     1,069,920     7.59
City Univ Sys Consol Rev 2nd Generation Ser 1993A            5.750   07-01-09    BBB         1,000     1,007,830     5.71
City Univ Sys Consol Rev 2nd Generation Ser 1993A            6.000   07-01-20    BBB         1,000     1,024,020     5.86
Cornell Univ Rev Ser 1990A                                   7.375   07-01-30    AA          1,000     1,100,510     6.70
State Univ Ed Facil Rev Iss Ser 1990B                        7.500   05-15-11    BBB+          500       584,660     6.41
State Univ Ed Facil Rev Ser 1990B                            7.000   05-15-16    BBB+        5,000     5,342,850     6.55
State Univ Ed Facil Rev Ser 1993A                            5.500   05-15-19    BBB+        1,000       961,500     5.72
New York State Energy Research and Development Auth,
Elec Facil Rev Ser 1990 A Long Island Lighting Co Proj       7.150   06-01-20    BB+         5,000     5,345,650     6.69
Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj    7.500   01-01-26    A+          2,000     2,141,100     7.01
New York State Environmental Facilities Corp,
State Wtr Poll Control Revolving Fund Rev Ser 1990 A         7.500   06-15-12    A           4,370     4,806,082     6.82
New York State Housing Finance Agency,
State Univ Construction Ref 1986 Ser A                       8.000   05-01-11    AAA         2,000     2,501,600     6.40
New York State Medical Care Facilities Finance Agency,
Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref             7.875   08-15-08    AAA           235       266,107     6.95
Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal          7.875   08-15-08    BBB+          265       295,030     7.07
Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref             7.875   08-15-20    AAA           125       141,719     6.95
Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal          7.875   08-15-20    BBB+          330       367,396     7.07
Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref             7.750   08-15-11    AAA         1,460     1,664,108     6.80
Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal          7.750   08-15-11    BBB+          540       604,152     6.93
New York State Mortgage Agency,
Homeowner Mtg Rev Ser BB-2                                   7.950   10-01-15    Aa2**       1,695     1,752,427     7.69
New York State Power Auth,
Gen Purpose Ser V                                            7.875   01-01-13    AAA         2,400     2,531,328     7.47
New York State Urban Development Corp,
Rev Ref Correctional Facil Proj Ser A                        5.500   01-01-14    BBB         2,800     2,710,232     5.68
New York, City of,
GO Fiscal 1991 Ser D Unref Bal                               8.000   08-01-04    A-**          195       219,726     7.10
GO Fiscal 1991 Ser F Preref                                  8.200   11-15-03    A-**          210       245,849     7.00
GO Fiscal 1991 Ser F Unref Bal                               8.200   11-15-03    A-**        1,040     1,183,884     7.20
GO Fiscal 1992 Ser A Preref                                  7.750   08-15-12    A-**        1,695     1,943,758     6.76
GO Fiscal 1992 Ser A Unref Bal                               7.750   08-15-12    A-**          305       339,129     6.97
GO Fiscal 1992 Ser D Preref                                  7.700   02-01-09    BBB+          725       835,512     6.68
GO Fiscal 1992 Ser D Unref Bal                               7.700   02-01-09    BBB+          275       308,104     6.87
GO Fiscal 1992 Ser H                                         7.000   02-01-08    A-**        2,000     2,130,260     6.57
GO Fiscal 1995 Ser B                                         7.000   08-15-16    A-**        3,000     3,221,910     6.52
Go Fiscal 1996 Ser F                                         5.750   02-01-15    A-**        2,500     2,405,275     5.98
GO Rev Ref Ad Valorem Property Tax Ser D                     5.750   08-15-13    A-**        3,170     3,039,776     6.00
Port Auth of New York and New Jersey,
Spec Proj KIAC Partners Proj Ser 4                           6.750   10-01-19    BBB**      12,000    12,291,720     6.59
Triborough Bridge and Tunnel Auth,
Gen Purpose Rev Ser 1993                                      Zero   01-01-21    AAA         3,985     1,065,509     5.61
Gen Purpose Rev Ser L                                        8.000   01-01-07    A+            500       526,020     7.60
Gen Purpose Rev Ser L                                        8.125   01-01-12    A+          1,750     1,843,013     7.71
Gen Purpose Rev Ser R                                        7.375   01-01-16    AAA         1,600     1,756,400     6.72
Gen Purpose Rev Ser X                                        6.500   01-01-19    A+          1,250     1,344,963     6.04
Gen Purpose Rev Ser Y                                        6.125   01-01-21    A+          4,000     4,335,120     5.65
Spec Oblig Ref Ser 1991B                                     6.875   01-01-15    A-          2,300     2,513,095     6.29
                                                                                                    ------------
                                                                                                     102,582,059
                                                                                                    ------------
North Carolina (2.84%)
North Carolina Eastern Municipal Power Agency,
Pwr Sys Rev Ref Ser 1991A                                    5.750   01-01-19    BBB+**      4,000     3,831,880     6.00
Pwr Sys Rev Ref Ser 1993B                                    6.000   01-01-22    BBB+**      2,000     1,974,380     6.08
Pwr Sys Rev Ref Ser 1993C                                    5.000   01-01-21    BBB+        5,000     4,318,800     5.79
North Carolina Medical Care Community Hospital,
Rev Ref Cap Apprec Wilson Memorial Hosp Proj*                 Zero   11-01-13    AAA         1,760       691,680     5.68
North Carolina Municipal Power Agency Number 1,
Catawba Elec Rev Ser 1992                                    5.750   01-01-15    AAA         7,410     7,464,093     5.71
Catawba Elec Rev Ser 1993                                    5.000   01-01-15    AAA         5,220     4,891,505     5.34
                                                                                                    ------------
                                                                                                      23,172,338
                                                                                                    ------------
Ohio (4.21%)
Akron, County of,
Cert of Part Akron Municipal Baseball Stadium Proj            Zero   12-01-16    BBB         1,000       751,600     6.64
Cleveland Public Power System,
Elec Sys Rev 1st Mtg Ser 1994A                               7.000   11-15-16    AAA         5,860     6,726,811     6.10
Elec Sys Rev 1st Mtg Ser A                                   7.000   11-15-24    AAA         6,200     7,243,832     5.99
Cuyahoga, County of,
Hosp Imp Rev Deaconess Hosp of Cleveland Proj
Ser 1985 B                                                   7.450   10-01-18    A1**          750       847,928     6.59
Hosp Rev Meridia Hlth Sys Ser 1991                           7.000   08-15-23    A             750       808,222     6.50
Franklin, County of,
Hosp Facil Ref & Imp Rev Ser 1990B Riverside
United Methodist Hosp Proj                                   7.600   05-15-20    AAA         1,000     1,116,380     6.81
Lorain, County of,
Rev 1st Mtg Ser A Kendal At Oberlin Proj                     8.625   02-01-22    BBB-**      3,865     4,206,743     7.92
Ohio State Air Quality Development Auth,
Rev Adj Ser B Columbus & South Proj                          6.250   12-01-20    Baa2**      4,500     4,573,080     6.15
Ohio State Water Development Auth,
Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co Proj   7.700   08-01-25    BB          2,800     3,031,084     7.11
Ohio, State of,
Solid Waste Rev Republic Engineered Steels Inc Proj          9.000   06-01-21    B**         1,500     1,545,870     8.73
Student Loan Funding Corp,
Sub Rev Ser B Cincinnati Ohio Student Loan                   8.875   08-01-08    BBB-**      1,305     1,331,296     8.70
University of Cincinnati,
Cert of Part Univ of Cincinnati Univ Ctr Proj                5.125   06-01-24    AAA         2,300     2,147,993     5.49
                                                                                                    ------------
                                                                                                      34,330,839
                                                                                                    ------------
Oklahoma (0.49%)
Oklahoma Turnpike Auth,
Turnpike Sys 1st Sr Rev Ser 1989                             7.875   01-01-21    AAA         1,745     1,894,389     7.25
Tulsa Municipal Airport Trust, Trustees of,
Rev Ser 1988 American Airlines Inc                           7.375   12-01-20    BB+         2,000     2,131,500     6.92
                                                                                                    ------------
                                                                                                       4,025,889
                                                                                                    ------------
Oregon (0.61%)
Western Generation Agency,
Rev 1994 Ser A Wauna Cogeneration Proj                       7.125   01-01-21    BB-**       4,800     4,994,784     6.85
                                                                                                    ------------
Pennsylvania (7.70%)
Allegheny County Hospital Development Auth,
Rev Hlth & Ed Rehab Institute of Pitt                        7.000   06-01-22    BBB         1,500     1,565,985     6.71
Allegheny County Industrial Development Auth,
Rev Ref Ser 1994A Environmental Imp USX Corp Proj            6.700   12-01-20    BBB-       10,000    10,477,500     6.39
Beaver County Industrial Development Auth,
Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
Beaver Valley Proj                                           7.750   05-01-20    BB          2,200     2,406,976     7.08
Delaware County Auth,
1st Mtg Rev Riddle Village Proj                              7.000   06-01-26    BBB-**      1,250     1,239,813     7.06
Delaware County Industrial Development Auth,
Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co Proj    7.375   04-01-21    BBB+        6,095     6,501,780     6.91
Northumberland County Auth,
Commonwealth Lease Rev Ser 1991                              6.250   10-15-09    AAA         1,000     1,077,550     5.80
Pennsylvania Convention Center Auth,
Rev Ref Ser 1994A                                            6.700   09-01-14    BBB-        4,950     5,324,517     6.23
Pennsylvania Economic Development Finance Auth,
Resource Recovery Rev Ser 1994 D Colver Proj                 7.150   12-01-18    BBB-        2,000     2,103,200     6.80
Resource Recovery Rev Ser 1994D Colver Proj                  7.125   12-01-15    BBB-        7,000     7,385,000     6.75
Pennsylvania State Turnpike Commission,
Turnpike Rev Ser K                                           7.625   12-01-09    AAA           500       554,505     6.88
Turnpike Rev Ser N                                           6.500   12-01-13    AAA         2,840     3,023,208     6.11
Philadelphia Hospitals and Higher Education Facilities Auth,
Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj        8.625   07-01-21    BB**        2,700     2,817,936     8.26
Hosp Rev 1992 Ser A Childrens Seashore House Proj            7.000   08-15-12    A-          1,250     1,330,987     6.57
Hosp Rev Ser 1993A Temple Univ Hosp Proj                     6.625   11-15-23    A-          2,375     2,459,645     6.40
Philadelphia Industrial Development Auth,
Commercial Devel Rev 1997 Ser A Doubletree Proj              6.500   10-01-27    BB+**       1,000       980,760     6.63
Commercial Devel Rev Ser 1995 Philadelphia
Airport Hotel Proj                                           7.750   12-01-17    B+**        3,250     3,516,793     7.16
Philadelphia, City of,
Wtr & Swr Rev 16th Ser                                       7.500   08-01-10    AAA         3,000     3,419,610     6.58
Schuylkill County Industrial Development Auth,
Res Recovery Rev Ref Schuylkill Energy Resource Inc          6.500   01-01-10    BBB-**      1,950     1,877,460     6.75
Scranton-Lackawanna Health and Welfare Auth,
Rev Ser A Allied Services Rehabilitation Hosp Proj           7.600   07-15-20    BBB-**      3,500     3,711,365     7.17
York County Solid Waste and Refuse Auth,
Adj Tender Ind'l Dev Rev Ser of 1985 Resource
Recovery Proj                                                8.200   12-01-14    AA-         1,000     1,049,540     7.81
                                                                                                    ------------
                                                                                                      62,824,130
                                                                                                    ------------
Puerto Rico (5.29%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
of Puerto Rico                                               8.276#  07-01-11    AAA         6,500     7,483,125     7.14
Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
of Puerto Rico                                               6.000   07-01-11    AAA           200       215,164     5.58
Puerto Rico Highway and Transportation Auth,
Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts Ser
PA-114 (R)                                                   9.353#  07-01-11    A          13,130    15,312,863     7.13
Puerto Rico Public Building Auth,
Gtd Rev Gov't Facil Ser A                                    6.250   07-01-14    AAA         1,000     1,110,420     5.63
Puerto Rico, Commonwealth of,
GO Pub Imp Inverse Floater Ser 1992A                         7.984#  07-01-08    AAA         2,700     2,902,500     7.43
GO Pub Imp Inverse Rate Securities Ser 1996                  8.220#  07-01-11    AAA        14,000    16,117,500     7.01
                                                                                                    ------------
                                                                                                      43,141,572
                                                                                                    ------------
South Carolina (2.49%)
Florence, County of,
Ind'l Dev Rev Stone Container Proj                           7.375   02-01-07    BB**        4,735     4,969,288     7.03
James Island Public Service District,
Charleston County Swr Sys Ref                                7.500   06-01-18    AAA         1,250     1,365,475     6.87
Lexington County School District No. 1,
Cert of Part 1989 Ser B Pelion High School Proj              7.650   09-01-09    AAA         1,145     1,246,401     7.03
Piedmont Municipal Power Agency,
Rev Ref South Carolina Elec Sys Preref                       5.375   01-01-25    AAA         4,075     4,016,809     5.45
Rev Ref South Carolina Elec Sys Unref Bal                    5.375   01-01-25    AAA         5,230     5,014,838     5.61
Richland, County of,
Poll Control Rev Union Camp Corp Proj Ser 1992 B             6.625   05-01-22    A-          2,460     2,603,639     6.26
Poll Control Rev Union Camp Corp Proj Ser 1992 C             6.550   11-01-20    A-          1,000     1,064,410     6.15
                                                                                                    ------------
                                                                                                      20,280,860
                                                                                                    ------------
South Dakota (0.25%)
South Dakota Health and Educational Facilities Auth,
Rev Ser 1989 Sioux Valley Hosp Iss Preref                    7.625   11-01-13    AA-         1,850     1,996,575     7.07
Rev Ser 1989 Sioux Valley Hosp Iss Unref Bal                 7.625   11-01-13    AA-            75        82,660     6.92
                                                                                                    ------------
                                                                                                       2,079,235
                                                                                                    ------------
Tennessee (3.02%)
Eastside Utility District of Hamilton,
Waterworks Rev Iss                                           6.750   11-01-11    BBB+        1,000     1,050,160     6.43
Humphreys County Industrial Development Board,
Solid Waste Disposal Rev E.I. Dupont Denemours and
Co Proj                                                      6.700   05-01-24    AA-         6,500     6,976,515     6.24
Maury County Industrial Development Board,
Multi-Modal Interchangeable Rate Poll Control Ref Rev
Saturn Corp Proj                                             6.500   09-01-24    A-          9,000     9,468,180     6.18
Memphis-Shelby County Airport Auth,
Rev Ref Federal Express Corp                                 6.750   09-01-12    BBB         4,000     4,265,040     6.33
Metropolitan Nashville and Davidson County Health and
Educational Facility Board,
Rev Ref Vanderbilt Univ Ser A                                7.625   05-01-16    AA          1,750     1,838,550     7.26
Tennessee Housing Development Agency,
Homeownership Program Proj J                                 7.750   07-01-17    AA          1,000     1,014,710     7.64
                                                                                                    ------------
                                                                                                      24,613,155
                                                                                                    ------------
Texas (5.94%)
Austin, City of,
Combined Util Sys Rev Ref Ser 1998*                          6.750    11-15-10    AAA        3,125     3,428,969     6.15
Utility Sys Rev Ref Ser B                                    7.800    11-15-12    A          1,000     1,070,900     7.28
Brazos River Auth,
Coll Rev Ref Ser 1988B Houston Lighting & Pwr Co Proj        8.250    05-01-15    A-         2,000     2,112,140     7.81
Corpus Christi Housing Finance Corp,
Single Family Mtg Sr Rev Ref Ser 1991 A                      7.700    07-01-11    AAA          595       649,032     7.06
Dallas-Fort Worth International Airport Facility Improvement,
Rev American Airlines Inc                                    7.250    11-01-30    BB+       10,250    11,031,665     6.74
Rev Delta Air Lines Inc                                      7.600    11-01-11    BB+        3,000     3,248,130     7.02
Ector County Hospital District,
Hosp Rev 1992                                                7.300    04-15-12    Aaa**      4,000     4,606,840     6.34
El Paso Housing Finance Corp,
Single Family Mtg Rev Ref Bonds 1991 Ser A                   8.750    10-01-11    A**          565       630,105     7.85
El Paso International Airport,
Rev Ref Spec Facil Marriott Corp Proj                        7.750    03-01-12    B          1,410     1,404,431     7.78
Galena Park Independent School District,
GO Cap Apprec Ref Ser 1996                                    Zero    08-15-22    Aaa**      3,720       861,701     5.83
Harris County Health Facilities Development Corp,
Hosp Rev Ser 1988A Saint Luke's Episcopal Hosp Proj          8.250    02-15-08    AAA        2,475     2,743,909     7.44
Harris, County of,
Criminal Justice Center Toll Road Untld Tax &
Sub Lien Rev Ref                                             8.100    08-01-08    AAA          250       269,578     7.51
Criminal Justice Center Toll Road Untld Tax &
Sub Lien Rev Ref                                             8.125    08-01-15    AAA          250       269,660     7.53
Houston, City of,
Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref                6.750    12-01-08    A            180       200,812     6.05
Wtr & Swr Sys Rev Ref Prior Lien Ser B Unref Bal             6.750    12-01-08    A          1,320     1,431,632     6.22
North Central Texas Health Facilities Development,
Hospital Rev Baylor Univ Medical Center Ser 1991A           10.020#   05-15-16    AA         1,000     1,213,750     8.20
Texas Turnpike Auth,
Dallas North Thruway Rev Ref Ser 1996*                       5.000    01-01-10    AAA        7,000     6,681,010     5.24
Dallas North Thruway Rev Ref Ser 1996*                       5.500    01-01-15    AAA        5,000     4,854,700     5.66
Texas, State of,
Veterans' Land Board GO                                      7.125    12-01-09    AA         1,000     1,069,330     6.66
Veterans' Land Board GO Preref                               8.250    12-01-10    AAA          610       675,343     7.45
                                                                                                    ------------
                                                                                                      48,453,637
                                                                                                    ------------
Utah (0.82%)
Carbon, County of,
Solid Waste Disp Rev Ref Ser A East Carbon
Development Corp                                             9.000     07-01-12    BBB-**    1,000     1,052,450     8.55
Intermountain Power Agency,
Pwr Supply Rev Ref Ser A                                     5.000     07-01-21    A+        2,000     1,775,920     5.63
Salt Lake City Hospital,
Ref Ref IHC Hosp Inc VRDN/RIBS                               9.743#    05-15-20    AAA       1,500     1,749,375     8.27
Rev Ref IHC Hosp Inc Ser B                                   8.000     05-15-07    AA          350       372,460     7.52
Rev Ref Ser A                                                8.125     05-15-15    AAA       1,000     1,240,650     6.55
Utah Housing Finance Agency,
Single Family Mtg Sr 1990 Iss B-2                            7.700     07-01-15    AA          250       260,335     7.39
Single Family Mtg Sr 1991 Iss B-1                            7.500     07-01-16    AA          260       273,746     7.12
                                                                                                    ------------
                                                                                                       6,724,936
                                                                                                    ------------
Virginia (1.02%)
Arlington County Industrial Development Auth,
Hosp Facil Rev Arlington Hosp Ser 1991 A                     7.125     09-01-21    Aaa**       500       562,620     6.33
Fairfax County Industrial Development Auth,
Rev RITES                                                    9.917#    08-29-23    AA        1,000     1,227,500     7.96
Fredericksburg Industrial Auth,
Hosp Facil Rev                                               9.519#    08-15-23    AAA       1,500     1,816,875     7.82
Pittsylvania County Industrial Development Auth,
Rev Ser A Exempt Facil                                       7.550     01-01-19    BB**      4,500     4,749,930     7.15
                                                                                                    ------------
                                                                                                       8,356,925
                                                                                                    ------------
Washington (3.33%)
Port of Walla Walla Public Corp,
Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj     9.125     01-01-26    BB-**     8,000     7,050,400     10.35
Seattle, City of,
Municipal Light & Pwr Rev 1994                               6.625     07-01-16    AA        3,600     3,854,412     6.19
Tacoma Electric System,
Rev VRDN-RIBS Iss of 1991                                    9.195#    01-02-15    AAA       1,000     1,183,750     7.67
University of Washington,
Housing & Dining Sys Rev Ser 1991                            7.000     12-01-21    AAA         750       834,398     6.29
Washington Public Power Supply System,
Nuclear Proj No. 1 Ref Rev Ser 1989A Unref Bal               7.500     07-01-15    AA-       1,455     1,589,020     6.87
Nuclear Proj No. 1 Ref Rev Ser 1989B                         7.125     07-01-16    AA-       1,500     1,725,285     6.19
Nuclear Proj No. 1 Ref Rev Ser 1991A                         6.875     07-01-17    AA-       1,250     1,392,187     6.17
Nuclear Proj No. 2 Ref Rev Ser 1990C                         7.625     07-01-10    AAA       5,000     5,656,000     6.74
Nuclear Proj No. 3 Ref Rev Ser 1989B                         7.250     07-01-15    AAA       2,500     2,742,950     6.61
Washington, State of,
GO Ser A of 1990                                             6.750     02-01-15    AA        1,000     1,153,750     5.85
                                                                                                    ------------
                                                                                                      27,182,152
                                                                                                    ------------
Wisconsin (0.68%)
Sturgeon Bay Combined Utilities,
Door County Combined Util Mtg Rev Ser 1990 Preref            7.500     01-01-10    AAA         770       856,756     6.74
Door County Combined Util Mtg Rev Ser 1990 Unref Bal         7.500     01-01-10    AAA         230       253,425     6.81
Wisconsin Public Power,
Pwr Supply Sys Rev Ser 1990A                                 7.400     07-01-20    AAA       4,000     4,455,200     6.64
                                                                                                    ------------
                                                                                                       5,565,381
                                                                                                    ------------
                                                      TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                   (Cost $783,189,620)    (102.77%) $838,537,181
                                                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(R) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this security is as follows:

                                                                                                         MARKET
                                                                                                         VALUE AS A
                                                                                                         PERCENTAGE
                                                                             ACQUISITION    ACQUISITION  OF FUND'S      MARKET
                                                                                 DATE           COST     NET ASSETS     VALUE
                                                                             -----------    -----------  ----------  -------------
Puerto Rico Highway and Transportation Auth,
Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts Ser PA-114
9.353%, 07-01-11                                                               04-02-96     $14,928,022     1.88%     $15,312,863

 * These securities having an aggregate value of $26,166,239 or 3.21% of the Fund's net asset value, have been purchased as forward commitments -- that is, the Fund has agreed on the trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its
   Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market values of $758,685 of New York State Dormitory, State Univ Ed Facil Rev Ser 1990B, 7.00%, 05-15-16, $3,255,805 of
   Jacksonville Electric Auth, Elec Sys Rev Ser 3-A, 5.25%, 10-01-28, $14,234,795 of Madera, County of, Cert of Part Valley
   Children's Hosp Proj, 6.50%, 03-15-15, $4,244,120 of Mobile Industrial Development Board, Solid Waste Disp Rev Ref Mobile
   Energy Serv Co Proj 1995, 6.95%, 01-01-20, $3,590,650 of Savannah Hospital Auth, Rev Ref & Imp Candler Hosp Proj, 7.00%,
   01-01-23 and $3,972,424 of Cleveland Public Power System, Elec Sys Rev 1st Mtg Ser A, 7.00%, 11-15-24 have been segregated to cover the forward commitments.

** Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 + The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission. Zero coupon yields are at yield to maturity.

 # Represents the rate in effect on February 28, 1997.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the
Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------------------------------
The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at February 28, 1997 assigned to the various sector categories.

                                                  MARKET VALUE
                                                AS A PERCENTAGE
                                                    OF FUND'S
SECTOR DISTRIBUTION                                NET ASSETS
-------------------                             ---------------
General Obligation                                    6.99%
Revenue Bonds - Certificate of Participation          1.38
Revenue Bonds - Education                             4.13
Revenue Bonds - Electric Power                       18.65
Revenue Bonds - Health                               15.69
Revenue Bonds - Housing                               5.06
Revenue Bonds - Industrial Development Bond           7.69
Revenue Bonds - Other                                 4.51
Revenue Bonds - Pollution Control Facilities         15.72
Revenue Bonds - Transportation                       20.25
Revenue Bonds - Water & Sewer                         2.70
                                                    ------
TOTAL TAX-EXEMPT LONG-TERM BONDS                    102.77%
                                                    ======


See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Tax-Free Bond Fund and John Hancock High Yield Tax-Free Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $17,361,711 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2001 -- $6,470,422 and August 31, 2002 -- $10,891,289. Of the capital loss carryovers expiring in 2001 and 2002, $170,962 and $5,735,656, respectively, were acquired on May 3, 1996 in a merger with John Hancock Tax-Exempt Fund. Their availability may be limited in a given year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable , taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At February 28, 1997, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

For the period ended February 28, 1997, there were no open written options contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.85% and 1.60% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $305,889. This limitation may be discontinued at any time.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, net sales charges received with regard to sales of Class A shares amounted to $342,826. Out of this amount, $29,193 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $102,263 was paid as sales commissions to unrelated broker-dealers and $211,370 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1997, contingent deferred sales charges paid to JH Funds amounted to $204,207.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $878.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the period ended February 28, 1997, aggregated $167,721,185 and $194,294,347, respectively. There were no purchases or sales of obligations of the U.S. Government and its agencies during the period ended February 28, 1997.

The cost of investments owned at February 28, 1997 for federal income tax purposes was $783,190,218. Gross unrealized appreciation and depreciation of investments aggregated $59,989,176 and $4,642,213 respectively, resulting in net unrealized appreciation of $55,346,963.

NOTE D --
REORGANIZATION

On May 2, 1996, the shareholders of John Hancock Tax-Exempt Income Fund (JHTEIF) approved a plan of reorganization between JHTEIF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHTEIF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 45,353,943 Class A shares, and 903,108 Class B shares of the Fund for the net assets of JHTEIF, which amounted to $460,732,563 and $9,174,769 for Class A and B shares, respectively, including $14,942,866 of unrealized appreciation, after the close of business on May 3, 1996.

On November 14, 1996, the shareholders of John Hancock Managed Tax-Exempt Fund (JHMTE) approved a plan of reorganization between JHMTE and the Fund providing for the transfer of substantially all of the assets and liabilities of JHMTE to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax-free exchange of 3, 633,041 Class A shares, and 14,270,326 Class B shares of the Fund for the net assets of JHMTE, which amounted to $38,514,684 and $150,045,343 for Class A and B shares, respectively, including $13,013,699 of unrealized appreciation, after the close of business on December 6, 1996.


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This report is for the information of shareholders of the John Hancock Tax-Free
Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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"Printed on Recycled Paper."                                520SA 2/97
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